UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Chittenden Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of 2005

Annual Meeting

and

Proxy Statement

Your Vote is Important

Every Stockholder should complete, sign, date and promptly return the proxy in the envelope furnished for this purpose. It is necessary that enough shares be represented by proxy to constitute, with the shares present in person, a legal quorum (a majority of the issued and outstanding stock) so that a meeting can be held.

This Proxy Statement was first mailed to Stockholders of Chittenden Corporation on or about March 18, 2005.

CHITTENDEN CORPORATION

Two Burlington Square

Burlington, Vermont 05401

Notice of Annual Meeting of Stockholders

To Be Held on April 20, 2005

The Annual Meeting of the Stockholders of Chittenden Corporation will be held in the Adirondack Ballroom of the Wyndham Burlington, located at 60 Battery Street, Burlington, Vermont 05401 on Wednesday, April 20, 2005 at 4:00 p.m. Eastern Time. The annual meeting is being held for the purpose of considering and acting upon the following, all of which are more completely set forth in the accompanying proxy statement:

1.	To elect four Directors for a three-year term as provided by Chittenden Corporation’s Amended and Restated Articles of Incorporation.

2.	To approve an amendment to Chittenden Corporation’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock to 120,000,000 shares from 60,000,000 shares.

3.	To approve the 2005 Executive Management Incentive Compensation Plan.

4.	To approve the Amended and Restated Chittenden Corporation Stock Incentive Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You are entitled to notice of, and to vote at, the annual meeting or at any adjournment thereof only if you are a record holder of Chittenden’s common stock on March 4, 2005.

By Order of the Board of Directors

F. Sheldon Prentice

Senior Vice President, General Counsel

and Secretary

March 18, 2005

CHITTENDEN CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

APRIL 20, 2005

Solicitation and Revocation of Proxies

This proxy statement is furnished to the Stockholders of Chittenden Corporation (sometimes referred to herein as “Chittenden”, the “Company” or the “Corporation”), a corporation organized under the laws of the State of Vermont, in connection with the annual meeting of the Stockholders of the Corporation to be held on Wednesday, April 20, 2005, at 4:00 p.m., in the Adirondack Ballroom of the Wyndham Burlington, located at 60 Battery Street, Burlington, Vermont.

A proxy card is furnished by the Corporation. This proxy is being solicited by the Board of Directors of the Corporation for use at the April 20, 2005 Annual Meeting of its Stockholders and at any adjournment or postponement thereof. A proxy duly executed and returned by a Stockholder will be voted as directed by the proxy, and, if no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors contained herein. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action, as the Board of Directors may deem advisable.

A Stockholder who signs and returns a proxy may revoke it at any time before it is exercised by notifying the Secretary of the Corporation in writing, by giving a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The presence of a Stockholder at Annual Meeting without further action will not constitute revocation of a previously given proxy.

This Proxy Statement, the Corporation’s Summary Annual Report and Form 10-K, which contain financial statements, will be mailed on or about March 18, 2005 to Stockholders of record on March 4, 2005. The Annual Report and Form 10-K are not to be regarded as proxy soliciting material.

All expenses of the solicitation of proxies are being borne by the Corporation. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Corporation may also solicit proxies by telephone, telegraph and in person and arrange for nominees, custodians and fiduciaries to forward proxies and proxy material to their principals at the expense of the Corporation. The Corporation also has retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for a fee of $6,500, plus reimbursement of out-of-pocket expenses.

Voting Securities

The Board of Directors of the Corporation has fixed the close of business on March 4, 2005 as the record date for the determination of Stockholders entitled to notice of and to vote at the annual meeting. As of the record date, there were [number] shares of Common Stock outstanding and entitled to vote. Each share of Common Stock will be entitled to one vote. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

As of January 31, 2005 there were 46,395,583 shares of common stock outstanding and entitled to vote. Security ownership of the Corporation’s Directors and Executive Officers as of January 31, 2005 is provided below in tabular form.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	Crawford, Sally W,	17,883(2)	*
Common Stock	Drumheller, Philip M.	28,716(3)	*
Common Stock	Dwight, John K.	45,376(4)	*
Common Stock	Hutton, Lyn	16,656(5)	*
Common Stock	Perrault, Paul A.	720,761(6)	1.53%
Common Stock	Pizzagalli, James C.	179,514(7)	*
Common Stock	Pomerleau, Ernest A.	53,164(8)	*
Common Stock	Richards, Mark W.	133,238(9)	*
Common Stock	Smith, Charles W.	227,360(10)	*
Common Stock	Spera, Pall D.	82,064(11)	*
Common Stock	Wells, Owen W.	12,986(12)	*
Common Stock	Barnes, John P.	237,716(13)	*
Common Stock	Kelly, John W.	201,642(14)	*
Common Stock	Prentice, F. Sheldon	134,832(15)	*
Common Stock	Walters, Kirk W.	229,061(16)	*
Common Stock	Directors and Executive Officers as a group (the “Officer Group”)	3,044,037(17)	6.27%

All Directors and Officers have a mailing address of: c/o Chittenden Corporation, Two Burlington Square, Burlington, VT 05401

(1)	Less than 1% indicated by *.
(2)	Includes 13,435 shares issuable upon the exercise of stock options that have vested.
(3)	Includes (a) 21,905 shares issuable upon the exercise of stock options that have vested, and (b) 3,343 shares owned by Lane Press.
(4)	Includes (a) 25,037 shares issuable upon the exercise of stock options that have vested, and (b) 9,009 shares held under a Rabbi Trust.
(5)	Includes 13,435 shares issuable upon the exercise of stock options that have vested.

(6)	Includes (a) 621,253 shares issuable upon the exercise of stock options that have vested, (b) 21,642 shares owned through a 401(k) plan and (c) 77,866 shares owned by Mr. Perrault’s spouse.
(7)	Includes (a) 13,435 shares issuable upon the exercise of stock options that have vested, (b) 9,890 shares owned by Pizzagalli Construction Company and (c) 6,700 shares owned by Pizzagalli Foundation.
(8)	Includes (a) 25,037 shares issuable upon the exercise of stock options that have vested and (b) 17,125 shares held under a Rabbi Trust.
(9)	Includes (a) 15,217 shares issuable upon the exercise of stock options that have vested and (b) 10,363 shares held in custodial accounts.
(10)	Includes (a) 3,750 shares issuable upon the exercise of stock options that have vested and (b) 6,981 shares held in an IRA for Mr. Smith’s spouse.
(11)	Includes 13,435 shares issuable upon the exercise of stock options that have vested.
(12)	Includes 8,749 shares issuable upon the exercise of stock options that have vested.
(13)	Includes (a) 196,882 shares issuable upon the exercise of stock options that have vested, 4,936 shares held in an IRA for Mr. Barnes spouse and (b) 13,003 shares owned through a 401(k) plan.
(14)	Includes (a) 199,221 shares issuable upon the exercise of stock options that have vested and (b) 2,421 shares owned through a 401(k) plan.
(15)	Includes (a) 73,446 shares issuable upon the exercise of stock options that have vested and (b) 8,228 shares held though a 401(k) plan.
(16)	Includes (a) 208,848 shares issuable upon the exercise of stock options that have vested and (b) 6,208 shares owned though a 401(k) plan.
(17)	Total includes (a) 68,696 shares held by the “Officer Group” not listed in the table and (b) 654,374 shares issuable upon the exercise of of stock options that have vested.

Notes Regarding Directors’ Stock Ownership

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Options to purchase shares of Common Stock of Chittenden Corporation that are exercisable within 60 days of January 31, 2005 are deemed outstanding for computing the ownership of each Director and Executive Officer as a percentage of the total number of shares outstanding, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the listed persons have sole voting power and sole investment power with respect to the shares of common stock set forth above

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, Chittenden’s directors and executive officers and certain persons who own more than 5% of the Common Stock are required:

•	to file reports of their ownership of the Common Stock and any changes in that ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange by specific dates, and

•	to furnish us with copies of the reports.

Based on our records and other information, we believe that our directors and executive officers satisfied all of these filing requirements in 2004.

Beneficial Ownership Five Percent or More

Based on information supplied to the Corporation on Schedule 13G pursuant to the Exchange Act as of February 14, 2005, no one was the beneficial owner of more than five percent of any class of the Corporation’s voting securities, except T. Rowe Price Associates, Inc. (“Price Associates”) and Ariel

Capital Management, LLC (“Ariel”). The reporting persons filed as Investment Advisers registered under the Investment Advisers Act of 1940.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Ariel Capital Management, LLC 200 E. Randolph Drive Suite 2900 Chicago, IL 60601	4,602,703(1)	9.93%
Common Stock	T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	2,762,182(2)	5.9%

(1)	These securities are owned by investment advisory clients of Ariel. Includes 3,547,398 shares over which Ariel has sole voting power and 4,600,041 shares over which Ariel has sole dispositive power.

(2)	These securities are owned by various individual and institutional investors, for which Price Associates serves as investment adviser. Includes 406,873 shares over which Price Associates has sole voting power and 2,762,182 shares over which Price Associates has sole dispositive power.

The Corporation’s principal subsidiary, Chittenden Trust Company (the “Bank”), held in a fiduciary or representative capacity, in the aggregate, approximately 1,737,063 shares, or 3.75 percent, of the outstanding shares of Common Stock of the Corporation as of December 31, 2004. The Corporation and the Bank disclaim beneficial ownership of these shares.

Election of Directors of Chittenden Corporation

(Item 1 on Proxy Card)

Classified Board of Directors

The number of Directors, which is presently set at eleven, is established periodically by the Board. All Directors are elected for staggered three-year terms so that approximately one-third of the Directors are elected at each Annual Meeting. At the annual meeting four Directors will stand for election to serve for a term of three years.

Stockholders of Chittenden may make suggestions for director nominees, but a majority of the Board of Directors is required to nominate a candidate for election to the Board. The policy of the Executive Committee is to consider properly submitted stockholder suggestions for director nominees and make a recommendation to the Board of Directors as to whether the nomination is appropriate.

A stockholder’s notice of a suggested nominee must be received by the Secretary of the Corporation not less than 75 days nor more than 120 days prior to the first anniversary of the previous year’s annual meeting. The notice must include the full name, business address and residence of the nominee, the nominee’s principal occupation, other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Exchange Act, the nominee’s consent to the nomination and to serve, if elected, and certain other information set forth in the By-Laws.

In evaluating nominees to be recommended to the Board for election as directors, the Executive Committee follows the “Board Membership Criteria” and “Selection Criteria” which were adopted by the Board in January 2004 and are included in the corporate governance guidelines, which appear on pages C-1 and C-2 as Annex C of this Notice and Proxy Statement.

It is the intention of the persons named in the proxy to vote for the nominees named for the terms indicated. The four nominees for Directors and the seven continuing Directors are listed on the following pages with brief statements of their principal occupations and other information. The Board has determined that all of the nominees and continuing Directors are independent within the meaning of the listing standards of the New York Stock Exchange, except for Mr. Perrault who is an Executive Officer of the Corporation. All of the nominees are currently serving on the Board of Directors of the Corporation.

Director Nominees

The following persons have been nominated to serve as Directors for terms to expire in 2008.

Sally W. Crawford.    Ms. Crawford, 51, has been a Director of Chittenden since 1998. She is a health care consultant based in Exeter, New Hampshire. Since 1997, she has worked with payers, providers, regulators and investors on managed care initiatives. From 1985 to 1997, Ms. Crawford was Chief Operating Officer of Healthsource, Inc., a publicly traded HMO and managed care company. From 1978 to 1985, she was Marketing Director for two New Hampshire HMOs, Matthew Thornton Health Plan and Beacon Health. She graduated from Smith College and received an MS degree from Boston University. Ms. Crawford is a Director of Cytyc Corporation, a health care company that develops, manufactures and markets the Thin Prep System for medical diagnostic systems. She also serves as Director for EXACT Sciences Corporation, a publicly traded company headquartered in Maynard, Massachusetts that has developed proprietary technologies in applied genomics to screen for cancer.

Philip M. Drumheller.    Mr. Drumheller, 51, has been a Director of Chittenden since 1999. He is President of The Lane Press, Inc., one of the nation’s leading providers of print and web-based production, distribution, content management products and services to publishers. He joined the one-hundred-year-old firm in 1986 as Vice President of Finance. He is a 1975 graduate of the United States Merchant Marine Academy and received his MBA from The Wharton School, University of Pennsylvania in 1984. He is a Master Mariner, licensed by the U.S. Coast Guard to captain U.S. ships of any size on any ocean and is a retired commissioned officer of the United States Navy Reserve. He is a member of the Vermont Business Roundtable.

James C. Pizzagalli.    Mr. Pizzagalli, 60, has been a Director of Chittenden since 1980. He is Co-Chairman of Pizzagalli Construction Company and President of Pizzagalli Properties, LLC. He joined the companies in 1969 after graduating from the University of Vermont and Boston University Law School. He is a Life Director of the Associated General Contractors of America, a Director Emeritus of the AGC Education and Research Foundation, a Trustee of the University of Vermont and a Trustee of the Shelburne Museum. Mr. Pizzagalli is chairman of Chittenden’s Executive Committee.

Ernest A. Pomerleau.    Mr. Pomerleau, 57, has been a Director of Chittenden since 1999. He is president of Pomerleau Real Estate, a real estate development, brokerage and property management firm which he joined in 1969 after graduating from St. Michael’s College. Mr. Pomerleau is Treasurer of the Greater Burlington Industrial Corporation, Vice Chairman of the Board for the Vermont Visiting Nurses, Director of the Vermont Community Foundation and Director of Government Affairs for the International Council of Shopping Centers. Mr. Pomerleau serves, on special assignment, as an advisor to the Bank’s Socially Responsible Banking Program.

Vote Required for Approval

Directors must be elected by a plurality of the votes properly cast. Votes may be cast for or withheld from each nominee. Shares which abstain from voting and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES, SALLY W. CRAWFORD, PHILIP M. DRUMHELLER, JAMES C. PIZZAGALLI AND ERNEST A. POMERLEAU.

Continuing Directors

John K. Dwight.    Mr. Dwight, 60, has been a Director of Chittenden since 1999. He is President and CEO of Dwight Asset Management Co. He is a graduate of the University of North Carolina in Chapel Hill, North Carolina. Mr. Dwight is a past Director of United Asset Management Company, Trustee of the Shelburne Museum, a Trustee of the Vermont Folklife Center, a Director of Resolution, Inc., a Director of the Vermont Business Round Table and a founding member of the Vermont Security Analysts Chapter. Mr. Dwight’s term expires in 2006.

Lyn Hutton.    Ms. Hutton, 55, has been a Director of Chittenden since 1995. She is the Executive Vice President and Chief Investment Officer of Commonfund and a member of the Board of Directors of Victory Funds. From 1998 through 2002, she was Vice President and Chief Financial Officer of the John D. and Catherine T. MacArthur Foundation. From 1990 to 1998, she served as Vice President and Treasurer of Dartmouth College. From 1982 to 1990 she was associated with the University of Southern California, first as Treasurer and then as Senior Vice President for Finance and Administration. Both a Certified Public Accountant (non-practicing) and a Chartered Financial Analyst, Ms. Hutton has previously served on the Board of Directors of First Interstate Bank of California. Ms. Hutton is chair of Chittenden’s Audit Committee. Ms. Hutton’s term expires in 2006.

Paul A. Perrault.    Mr. Perrault, 53, has served as Chairman, CEO and President of Chittenden Corporation since 1998. Prior to 1998, he served as Director, President and CEO of Chittenden Corporation. Mr. Perrault began his banking career in 1975 at Shawmut Bank and has served in a variety of commercial banking positions in Rhode Island and Boston. From 1989 to 1990, he was President of Bank of New England-Old Colony, Providence, Rhode Island. In 1990, Mr. Perrault joined Chittenden Corporation and Chittenden Bank as President, CEO and a Director. Mr. Perrault resigned his position as President of Chittenden Bank in 2003 as part of a Corporation reorganization, which ensured that all subsidiary banks had separate Presidents. Graduating from Babson College in 1973, he then received his MBA from Boston College School of Management in 1975. Mr. Perrault serves on the American Bankers Council, The Corporate Governance Task Force, is a member of the SuperCommunity Bank Peer Group and serves on the Board of Trustees of Shelburne Museum on the Finance Committee. Mr. Perrault’s term expires in 2006.

Mark W. Richards.    Mr. Richards, 59, has been a Director of Chittenden since 1999. Prior to that he was a Director of Vermont Financial Services Corporation for 11 years. He attended Williams College and Columbia Graduate School of Business, as well as having served 3 years as a United States Naval officer. He is President of The Richards Group in Brattleboro, Vermont and is currently a Trustee of the Brattleboro Development Credit Corp. and a corporator of Brattleboro Memorial Hospital. Mr. Richard’s term expires in 2006.

Charles W. Smith.    Mr. Smith, 62, has been a Director of Chittenden since 2003. He was Chairman and President of Granite State Bankshares, Inc. from 1982 to 2003. He is Past Chairman and member of the Board of Directors of the Federal Home Loan Bank of Boston and Past Chairman and member of the Board of Directors of the New Hampshire Bankers Association. He is a graduate of Widener University in Pennsylvania and the Graduate School of Banking, Brown University. Mr. Smith is Co-Chairman of the Keene Community Goals Committee, Division Chairman of United Way and Founder and Sponsor of the Annual Economic Seminar. Mr. Smith’s term expires in 2007.

Pall D. Spera.    Mr. Spera, 59, has been a Director of Chittenden since 1985. He is President of Pall Spera Company, Realtors LLC and Pall Spera Financial Group of Florida and managing partner of Summit Holdings LLC, a real estate investment partnership. A past President and Director of the Vermont Association of Realtors, who recognized him as the Realtor of the Year, Mr. Spera was a past director of the National Association of Realtors and chaired its Legal Affairs Committee. He is also a director of the Lake Mansfield Trout Club. Mr. Spera was an incorporator and a charter Director of Mountain Trust Company in 1977, was elected Vice Chairman in 1978, served as Acting President in 1980-81 and was Acting Chairman of the Board prior to the merger of Mountain Trust Company with Chittenden Trust Company. Mr. Spera’s term expires in 2007.

Owen W. Wells.    Mr. Wells, 61, has been a Director of Chittenden since 2001. He is President and CEO and Trustee of the Libra Foundation, a charitable foundation located in Maine. He is also President and CEO and Director of October Corporation. Mr. Wells is Of Counsel to the law firm of Perkins, Thompson, Hinckley & Keddy. He is a Director of Maine Bank & Trust Company, Irving Oil Corporation, Irving Oil Transportation Company, Irving Oil Terminals, Inc., Ocean Investments, LLC and Ocean Investment Corporation. Mr. Wells is a former Trustee and former Chairman of the Board of Maine Medical Center and a former Trustee of Maine Health. He serves as a Trustee of Fisher Charitable Foundation and is a member of the Board of The Hauser Center of Harvard University. Mr. Wells’s term expires in 2007.

Meetings of the Board of Directors and Its Audit and Executive Committees

The Board of Directors of the Corporation held five meetings during the calendar year 2004. No Director attended fewer than seventy-five percent of the aggregate number of meetings of the Board and the total number of meetings held by committees of the Board on which they served during 2004.

The Corporation expects Board members to make reasonable efforts to attend all Board meetings, and the Annual Meeting of Stockholders; but the Corporation does not have a specific policy regarding a board member’s attendance at the Annual Meeting. All Board members attended last year’s Annual Meeting.

The non-management Directors meet at regularly scheduled executive sessions without management participation. Unless the non-management Directors take action to the contrary, the Chair of the Executive Committee will serve as the “lead” Director and conduct any non-management executive sessions.

Audit Committee

The Corporation has a standing Audit Committee and in 2005 it will be comprised of Ms. Hutton (Chair), Ms. Crawford, Messrs. Drumheller, Pomerleau, Richards and Smith. Each of these persons is independent within the meaning of the listing standards of the New York Stock Exchange. In addition, our Board of Directors has determined that the Audit Committee meets the independence and experience requirements of the New York Stock Exchange, SEC and the bank regulatory authorities. Our Board of Directors also has determined that two members of the Audit Committee, Ms. Hutton and Ms. Crawford, meet the requirements adopted by the SEC for qualification as an audit committee financial expert.

The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent public accountants, evaluates the independence of the independent public accountants, reviews the reports of the Corporation’s internal audit department, reviews the adequacy of Chittenden’s internal accounting controls, reviews the Corporation’s audited financial statements and unaudited quarterly financial statements prior to their filing or distribution, discusses earnings press releases and assists the Board in oversight of the Corporation’s compliance with legal and regulatory requirements.

The Audit Committee operates under a formal charter that was adopted in 2000. The charter is reviewed and reassessed each year. The charter was revised in 2004 and appears on pages A-1 through A-4 as Annex A of this Notice and Proxy Statement. The charter can also be found on Chittenden’s website at www.chittendencorp.com The Audit Committee met eight times during 2004. The Report of the Audit Committee appears on pages 9 and 10 of this Notice and Proxy Statement.

Executive Committee

The Corporation has a standing Executive Committee and in 2005 it will be comprised of Messrs. Pizzagalli (Chair), Dwight, Spera, and Wells and Ms. Hutton, each of whom is independent within the meaning of the listing standards of the New York Stock Exchange. The Executive Committee is responsible for strategic planning, senior management compensation, matters related to corporate governance and directors’ succession, among other duties. In carrying out these responsibilities, the Executive Committee considers and recommends nominees for election to the Board each year and as vacancies occur and performs all of the functions of a compensation committee. The Executive Committee operates under a formal charter and performs certain responsibilities pursuant to formal governance guidelines, both of which were adopted in January 2004 and appear as Annex B and as Annex C of this Notice and Proxy Statement, respectively and each document can also be found on Chittenden’s website at www.chittendencorp.com. The Executive Committee met six times during 2004.

The Chittenden Board does not have a standing nominating or compensation committee. The Executive Committee performs all of the functions of these committees.

Compensation Committee Interlocks and Insider Participation

During 2004, the Executive Committee, which includes, Messrs. Pizzagalli (Chair), Dwight, Spera, Wells and Ms. Hutton, performed all of the functions of a Compensation Committee. No member of the Executive Committee was an officer or employee of the Corporation during 2004 or had any business relationship or affiliation with the Corporation (other than as a Director or as described in the section entitled “Indebtedness of Management”).

Remuneration of Directors and Officers

Directors of Chittenden Corporation, other than Mr. Perrault, are paid an annual retainer of $8,000 without regard to attendance and $2,500 per meeting attended. Fifty percent of retainers and fees are paid in the form of Corporation stock.

The Chairman of the Board of the Corporation, who is also an employee (i.e., Mr. Perrault), does not receive additional compensation for service as Chairman. The Chair of the Executive Committee, the Chair of the Audit Committee and the Advisor to the Bank’s Socially Responsible Banking Program receive an annual retainer of $5,000 without regard to attendance. Fifty percent of retainers are paid in the form of Corporation stock.

Directors serving on the Audit and Executive Committees receive a fee of $1,250 per meeting attended, 50% of which is paid in the form of Corporation stock.

The payment of Directors’ fees by the Corporation may be deferred by a Director pursuant to the Director’s Deferred Compensation Plan, adopted in April 1972, and most recently amended January 1, 1992. Benefits are payable upon the dates selected by the Directors for the distribution in a lump sum or in equal annual installments over a period not to exceed eleven years. A Director may elect annually to have the amounts deferred treated as if they were hypothetically invested in the Corporation’s

Common Stock (Phantom Stock) and/or such investments as shall be designated by the administrator of the Deferred Compensation Plan from time to time. Deferred Compensation phantom stock balances as of December 31, 2004 for Directors participating in the Plan are provided in tabular form.

Director	Deferred Compensation Plan Phantom Stock Balances (in shares)	Deferred Compensation Plan Phantom Stock Cash Value (1)
Drumheller, Philip M.	751	$ 21,576
Dwight, John K.	6,672	$ 191,687
Hutton, Lyn	10,602	$ 304,595
Pizzagalli, James C.	56,215	$1,615,057
Pomerleau, Ernest A.	4,580	$ 131,583
Richards, Mark W.	30,920	$ 888,332
Smith, Charles W.	1,130	$ 32,465
Spera, Pall D.	38,982	$1,119,953
TOTALS:	149,852	$4,305,248

(1)	Based on the last reported sale price of Chittenden common stock on the NYSE on December 31, 2004 of $28.73

Report of the Audit Committee

The Audit Committee consists of six members of the board, each of whom is independent within the meaning of the New York Stock Exchange applicable listing standards and SEC rules and regulations. The Board has adopted a charter for the Audit Committee, which specifies the scope of the Audit Committee’s responsibilities, and how it carries out those responsibilities.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

The Audit Committee has reviewed and discussed the Company’s December 31, 2004 audited financial statements with management and with PricewaterhouseCoopers LLP, the Company’s independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees) as amended by Statement on Auditing Standards No. 90 (audit committee communications). In addition, the Audit Committee has also received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standards No. 1 (independence discussions with the audit committee) and has discussed with PricewaterhouseCoopers LLP their independence from the Company. The Audit Committee also considered whether the auditors’ provision of non-audit services to the Company is compatible with the independence of PricewaterhouseCoopers LLP.

While the Audit Committee oversees the Company’s financial reporting process for the Board of Directors consistent with the Audit Committee charter, management has primary responsibility for this process including the Company’s system of internal control, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. In addition, the Company’s independent auditors and not the Audit Committee are responsible for auditing those financial statements.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The 2004 Audit Committee:

Lyn Hutton, Chair,

Sally W. Crawford,

Philip M. Drumheller,

Ernest A. Pomerleau,

Mark W. Richards and

Charles W. Smith.

Code of Business Conduct and Ethics

Since 1988, we have maintained a comprehensive Code of Business Conduct and Ethics that covers all directors, officers and employees of Chittenden and its subsidiaries. The Code of Business Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Chittenden and its customers; engage in transactions in the Common Stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Business Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Chittenden. The Code of Business Conduct and Ethics specifically imposes standards of conduct on Chittenden’s chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities, which were identified in a regulation issued by the SEC dealing with corporate codes of conduct. These standards are designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the registrant;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting to an appropriate person or persons identified in the code of violations of the Code of Business Conduct and Ethics; and

•	accountability for adherence to the Code of Business Conduct and Ethics.

The Code of Business Conduct and Ethics provides a confidential, toll free telephone number 1-800-257-1959 for an employee or stockholder to lodge complaints regarding accounting, internal accounting controls or auditing matters. These complaints go to the Chairman of the Audit Committee who manages the disposition of the complaints. Stockholders may utilize that number or they may send a written communication to Lyn Hutton, Chair of the Audit Committee or to the Secretary, F. Sheldon Prentice, Esq.

All of our directors, officers and employees have been supplied with a copy of the Code of Business Conduct and Ethics. A copy of our Code of Business Conduct and Ethics can be viewed on our website at www.chittendencorp.com/profile/. The Corporation intends to disclose on its website any amendments to, or waivers of, the Code of Business Conduct and Ethics that apply to the Corporation’s Chief Executive Officer, Chief Financial Officer, Controller, and persons performing similar functions that otherwise would be required to be disclosed in a Current Report on Form 8-K.

Report of the Committee Responsible for Compensation

Decisions regarding the compensation of the Company’s executive officers are made by the Executive Committee of the Board (the Committee). Each member of the Committee is an independent director. The recommendations of the Committee are reviewed and approved by the full Board. There were changes in the membership of the Committee that occurred during 2004. Messrs. Pizzagalli (Chair), Perrault, ex officio, Bertrand and Spera and Ms. Hutton continued to serve on the Committee through April 21, 2004. On that date, Messrs. Bertrand and Perrault stepped down, and Messrs. Wells and Dwight joined the Committee.

As was discussed in last year’s report, the Committee engaged Pearl Meyer & Partners in November 2003 to complete a comprehensive review of all aspects of Chittenden’s executive compensation program. As a result of this review, the Committee spent a significant amount of time during 2004 establishing an appropriate peer, or comparison group for the Corporation, discussing appropriate compensation targets and reviewing specific changes to both the annual and long-term components of the executive compensation program. As a result of this review, some changes were made to the compensation program made during 2004 and further changes may be introduced in 2005.

The executive compensation program at Chittenden continues to be comprised of the following components:

•	Base salary

•	Annual bonus

•	Long-term incentives

Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility while both annual and long-term incentive programs are intended to align the executive’s total compensation with corporate performance and stockholders’ interests. The Committee and the Board continue to place significant emphasis on performance, and thus, a large proportion of each executive’s total remuneration is delivered through these variable pay incentive programs.

In 2004, the concept of tying performance to both “absolute” and “relative” performance goals was introduced in the annual incentive program. As a result of this change, 60% of each executive’s target award was based on the Corporation’s performance against internal, or absolute targets that were established and approved by the Board at the beginning of the year. The remaining 40% of this target award was tied to Chittenden’s relative performance against the established comparison group.

The peer group consists of companies that were selected based on the following criteria:

•	Multi-bank holding company structure (individual banks using unique brand names)

•	Comparable asset size

•	Comparable market capitalization

•	Companies from all parts of the United States are included

As with all other executives, Mr. Perrault’s total compensation is biased heavily toward incentive, rather than fixed, compensation. This strategy aligns Mr. Perrault’s opportunity for reward with consistency in earnings and stockholder interests.

Specifically, Mr. Perrault’s base salary was adjusted to $610,000 on April 21, 2004. Based upon corporate performance during 2003, Mr. Perrault also received an award of 100,000 options. The option price was set at the fair market value (FMV) on the date of grant, $25.11. Because Mr. Perrault’s annual incentive payment is now calculated on both the Company’s performance relative to its defined peer group and its absolute performance against the targets established by the Board in early 2004, payments under the plan will not be calculated until the performance results of the peer companies are known. However, based on the fact that 60% of each executive’s award is based on Chittenden’s absolute performance, and these targets were not met during 2004, it is known that any payment received by Mr. Perrault will be significantly less than that received based on 2003 performance.

As has been reported previously, Mr. Perrault is also eligible to receive payments under an individual retirement agreement. This program was established with the objective of enhancing Mr. Perrault’s retirement benefit in the event that certain return on equity (ROE) targets are met. In 2004, with a reported ROE of 12.7%, the sum of $308,539 was accrued for Mr. Perrault under this agreement.

As was mentioned above, as a result of the review of Chittenden’s executive compensation programs against both market data and the defined goals of the program, additional changes may be made in 2005. The 2005 Executive Management Incentive Compensation Plan (EMICP) that is included in this proxy for your approval represents one element of this change. This plan formalizes the absolute and relative performance components of Chittenden’s executive compensation program that were described above.

In addition, the Committee is considering changes to Chittenden’s long-term executive incentive program that may be introduced in 2005. The primary component of this program would be the introduction of grants of performance-based shares that are based on Chittenden’s relative performance during a three-year performance cycle. Awards would be based on performance relative to the same peer group discussed above over this three-year period. Therefore, any awards granted under the program will be based primarily on Chittenden’s performance relative to its defined peer group on certain established performance measures.

In addition to the executive compensation programs described above, approximately 250 senior and middle management positions are eligible to participate in incentive compensation programs throughout the Company. Awards granted under these programs are also based on the Company’s performance on both absolute and relative measures as described above. As was discussed above, the absolute performance targets established for 2004 were not met. Therefore, any awards granted under these programs for 2004 will be based primarily on Chittenden’s performance relative to its defined peer group on certain established performance measures.

The 2004 Executive Committee: James C. Pizzagalli (Chair), John K. Dwight, Pall D. Spera, Owen W. Wells and Lyn Hutton.

At December 31, 2004, the principal officers of the Company with their ages, positions, and years of appointment, were as follows:

NAME	AGE	YEAR APPOINTED	POSITIONS
Paul A. Perrault	53	1990	Chairman, President and Chief Executive Officer
John P. Barnes	49	1990	Executive Vice President
John W. Kelly	55	1990	Executive Vice President and Chief Banking Officer
Kirk W. Walters	49	1996	Executive Vice President Chief Financial Officer, and Treasurer
F. Sheldon Prentice	54	1985	Senior Vice President, General Counsel, and Secretary
Howard L. Atkinson	60	1996	Chief Auditor

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Corporation and the four highest paid Executive Officers of the Corporation whose salary and bonus earned in 2004 exceeded $100,000.

Annual Compensation						Awards		Payouts
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus (1)		Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options (#)(2)	Long-Term Incentive Plan (LTIP) Payouts	All Other Compensation ($)(3)
Paul A. Perrault	2004	$599,962	$	N/A	$0	-0-	100,000	-0-	$317,195
President and CEO	2003	$570,423		$522,000	$0	-0-	137,500	-0-	$369,196
	2002	$545,212		$550,000	$0	-0-	40,000	-0-	$332,634

John W. Kelly	2004	$314,535	$	N/A	$0	-0-	62,500	-0-	$ 17,173
Executive Vice President	2003	$298,385		$270,000	$0	-0-	50,000	-0-	$ 17,746
	2002	$239,654		$240,000	$0	-0-	43,750	-0-	$ 15,289

Kirk W. Walters	2004	$254,846	$	N/A	$0	-0-	43,750	-0-	$ 14,057
Executive Vice President	2003	$249,327		$225,000	$0	-0-	43,750	-0-	$ 15,512
	2002	$224,539		$225,000	$0	-0-	43,750	-0-	$ 13,796

John P. Barnes	2004	$244,692	$	N/A	$0	-0-	43,750	-0-	$ 13,126
Executive Vice President	2003	$234,327		$211,500	$0	-0-	43,750	-0-	$ 15,005
	2002	$209,423		$210,000	$0	-0-	43,750	-0-	$ 12,794

F. Sheldon Prentice	2004	$159,692	$	N/A	$0	-0-	25,000	-0-	$ 5,962
Senior Vice President	2003	$149,731		$67,500	$0	-0-	12,500	-0-	$ 7,263
	2002	$139,677		$70,000	$0	-0-	12,500	-0-	$ 5,811

Summary Compensation Table—Footnotes

1.	The compensation shown in this column represents payments earned under the Executive Management Incentive Compensation Plan (EMICP) for those years. As noted in the Report of the Committee Responsible for Compensation, 60% of each executive’s target award was based on the Corporation’s performance against internal, or absolute targets established at the beginning of the year. The amount of the 2004 award pursuant to this portion of the plan to be paid in 2005 is $0 for all executives. The remaining 40% is based on Chittenden’s relative performance against the established peer group. The amount of the bonus earned by each executive under this portion of the plan in 2004 was not calculable as of the latest practicable date before this proxy statement was filed.
2.	The grant price for all options awarded to Mr. Perrault in the years 2002, 2003, and 2004 was set at the fair market value (FMV) of Chittenden Corporation stock on the date of grant. All options vest at time of grant. The grant price for all options awarded to Messrs. Kelly, Walters, Barnes and Prentice in the years 2002, 2003, and 2004 were set at FMV of Chittenden Corporation stock on the date of grant. All options vest at time of grant. All amounts are restated to reflect a five for four stock split in September 2004.
3.	Totals in this column are comprised of: (1) a 401(k) Plan Corporation match and an additional profit sharing match shown as one total, whereby the match respectively was 35% and 25% in the year 2002, 35% and 23% in the year 2003, and 35% for the Corporation match in the year 2004; the amount of the additional profit sharing contribution to be made under the Corporation’s 401(k) plan in 2004 was not calculable as of the latest practicable date before this proxy statement was filed; (2) the parallel match made under the Savings Plan Restoration portion of the Supplemental Executive Retirement Plan established in January 1997, and; (3) that piece of Mr. Perrault’s Supplemental Executive Retirement Plan (SERP) benefit which may be granted based on the Corporation’s annual results as measured by ROE. The figures, respectively, are as follows: Mr. Perrault — $4,305, $4,351 and $308,539 and; Mr. Kelly — $4,305 and $12,868 and; Mr. Walters — $4,305 and $9,752 and; Mr. Barnes — $4,305 and $8,821 and Mr. Prentice — $4,305, and $1,657.

Option Grants in Last Fiscal Year

The following table sets forth the options granted during the fiscal year ended December 31, 2004 to Chittenden’s Named Executive Officers.

	Number of Securities Underlying Options Granted (#)(2)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Individual Grants	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
Name				Expiration Date	5%($)	10%($)
Paul A. Perrault	100,000	13.39%	$25.11	4/22/2014	$1,579,296	$4,002,246
John W. Kelly	62,500	8.37%	$26.73	2/18/2014	$1,050,647	$2,662,546
Kirk W. Walters	43,750	5.86%	$26.73	2/12/2014	$735,453	$1,863,782
John P. Barnes	43,750	5.86%	$26.73	2/12/2014	$735,453	$1,863,782
F. Sheldon Prentice	25,000	3.35%	$26.73	2/12/2014	$420,259	$1,065,018

(1)	Potential realizable values are calculated as the product of (A) assumed annual gains in the initial exercise price of 5% and 10% over the term of the options less the initial exercise price and (B) the number of options. There can be no assurance that the values reflected in this table will be achieved.

(2)	All options were granted and vested immediately during 2004.

The following table sets forth the aggregate number of options exercised in 2004 and the value of options held as of December 31, 2004 by Chittenden’s Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year 2004

And Fiscal Year-End 2004 Option Values

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The Money Options at Fiscal Year-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Paul A. Perrault	86,256	$915,962	621,153	0	$4,528,228	0
John W. Kelly	0	$0	199,221	0	$1,083,842	0
Kirk W. Walters	15,881	$56,770	208,848	0	$1,305,440	0
John P. Barnes	24,899	$346,809	196,882	0	$1,158,669	0
F. Sheldon Prentice	13,849	$285,220	73,446	0	$377,184	0

(1)	Based on the last reported sale price of Chittenden common stock on the NYSE on December 31, 2004 of $28.73.

Severance Agreements

Chittenden currently has severance agreements with each of Messrs. Perrault, Kelly, Walters, Barnes and Prentice. These agreements provide for payments to such persons that are conditioned upon a “change of control” of Chittenden followed within three years by either (1) termination of employment by Chittenden for any reason other than death or (2) termination by the executive for any reason. If these conditions are satisfied, the required payments would equal a multiple of the employee’s annual salary, bonus and pension plan contributions. For Mr. Perrault, such payments would equal 2.99 times annual salary, bonus and pension plan contributions, for Messrs. Kelly, Walters and Barnes such payments would equal 2.0 times annual salary, bonus and pension plan contributions, and for Mr. Prentice such payments would equal 1.5 times annual salary, bonus and pension plan contributions. In addition, the CEO’s compensation plan provides for certain long-term disability payments in the event of a disability resulting in termination of employment, in which case a monthly benefit would be paid at age 60 based upon 60% of the base salary of Mr. Perrault at the time of disability.

Chittenden Corporation Retirement Plans

Substantially all full-time employees of Chittenden Corporation who are age 21 with one year of service participate in the Chittenden Pension Account Plan (the “Pension Plan”), a defined benefit pension plan intended to qualify under Section 401(a) of the Internal Revenue Code (the “Code”). The Pension Plan is a cash balance plan whereby each participant’s benefit is determined based on annual pay credits and interest credits made to each participant’s notional account.

Pay credits range from 2.5% to 11.0% of compensation up to the Social Security Wage Base and from 5.0% to 16.0% of compensation over the Social Security Wage Base, depending on the participant’s age and length of service with the Company. Chittenden participants whose age plus service as of December 31, 1995 equaled 70 or more are eligible for an additional pay credit of 8.0% of compensation for plan years worked between 1996 and 2005. Former Vermont Financial Services (VFS) participants whose age plus service as of December 31, 1999, equaled 70 or more are eligible for an additional pay credit of 8.0% of compensation for plan years worked between 2000 and 2009. For Granite Bank and GSBI Insurance Group employees whose age plus service as of December 31, 2003 equaled at least 70 or more are eligible for an additional 8.0% of compensation for plan years worked between 2004 and 2013. Compensation refers to pension-eligible earnings of the participant under the Pension Plan, including the entire amount of salaries, wages, overtime pay, commissions, bonuses, pre-tax deferrals and similar payments reported on Form W-2, excluding employer contributions to this or any other benefit plan, severance amounts, and taxable income attributable to stock options. Compensation under this plan is limited to $205,000 for 2004 (as indexed under Section 401(a)(17) of the Code).

Interest credits are based on the notional account balance on the last day of the prior plan year and the plan’s interest credit rate. For the Pension Plan, this interest credit rate equals the average 12-month Treasury Bill rate during December of the preceding plan year plus 0.5%, subject to a 5.0% minimum and an 8.0% maximum rate.

No pay or interest credits were granted under the plan for periods of employment prior to January 1, 1996. For Chittenden participants, benefits accrued as of December 31, 1995 under the prior formula were converted to an opening account balance. For former VFS employees, benefits accrued as of December 31, 1999, under the prior VFS plan were converted to an opening account balance. For former United Bank (UB) employees, benefits accrued as of October 31, 1999, under the prior UB plan were converted to an opening account balance. For former Granite Bank and GSBI employees, benefits accrued as of December 31, 2003 were converted to an opening account balance. Service is calculated from date of hire for purposes of determining the level of pay credit for the plan year. The normal retirement age under the plan is age 65. Benefits are computed on a straight life basis. Participants under this plan are entitled to a minimum benefit equal to the amount accrued under the prior plan formula as of the date of conversion to an opening account balance.

In addition, Chittenden maintains a non-qualified, supplemental defined benefit plan (the “SERP”), which is also a cash balance plan. The SERP provides an additional pay credit that would be paid by the Pension Plan except for limitations on pay and benefit amounts currently imposed by the Code. The interest credit under the SERP equals Chittenden’s average yield on earning assets for the year.

The estimated projected annual benefits payable from the Pension Plan and SERP to Mr. Perrault, Mr. Kelly, Mr. Walters, Mr. Barnes and Mr. Prentice, are $394,000, $158,000, $176,000, $213,000 and $80,000, respectively. As of December 31, 2004, Mr. Perrault, Mr. Kelly, Mr. Walters, Mr. Barnes and Mr. Prentice had 14, 14, 8, 21 and 19 years of credited service, respectively, under the Pension Plan.

Stock Performance Graph

The following graph provides a comparison, from December 31, 1999 through December 31, 2004, of the cumulative total stockholder return (assuming reinvestment of dividends) among Chittenden; the Standard & Poor’s 600 Small Cap Index, and the SNL $5B-$10B Bank Index. The historical information set forth below is not necessarily indicative of future performance.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Chittenden Corporation	100	106.02	124.44	118.01	160.24	175.60
S&P Small Cap 600	100	111.80	119.07	101.69	141.14	173.04
SNL $5B-$10B Bank Index	100	120.03	133.07	136.78	189.00	225.33

The Company has used the S&P Small Cap 600 (of which the Company is a member) as its broad-based market index. The Company also presents the SNL $5B-$10B Bank Index as an industry specific index that is consistent with the company’s current asset size. The Company’s total assets ranged from $3.8B at 12/31/99 to $4.9B at 12/31/02 and $6.1B at 12/31/04.

Indebtedness of Management

Our directors, officers and employees are permitted to borrow from our banking subsidiaries in accordance with the requirements of federal and state law. All loans made by our banking subsidiaries to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. We believe that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features. None of the directors who borrow from the Corporation’s banking subsidiaries or who have business dealings with such entities has a “material” relationship (as defined by the NYSE) which would disqualify such director from being “independent”. The Board has made this determination based, in part, on an analysis performed by the Chief Credit Policy Officer of Chittenden Corporation.

Independent Public Accountants

PricewaterhouseCoopers LLP, independent registered public accountants, served as the Corporation’s independent auditor for the year ending December 31, 2004. PricewaterhouseCoopers LLP advised the Corporation that neither the firm nor any of their associates have any relationship with the Corporation or any affiliate of the Corporation. Representatives of PricewaterhouseCoopers LLP will be present at the 2005 Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Audit Committee of the Board of Directors appointed PricewaterhouseCoopers LLP as independent public accountants of the Corporation for the current fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP has advised the Corporation that neither the firm nor any of their associates have any relationship with the Corporation or any affiliate of the Corporation.

Consistent with SEC policies regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent auditor. During 2004 and 2003, PricewaterhouseCoopers LLP examined the consolidated financial statements of the Corporation and its subsidiaries, in connection with the Corporation’s SEC filings. A breakdown of the fees billed by PricewaterhouseCoopers LLP for 2004 and 2003 follows:

	2004		% of Auditor Services	2003		% of Auditor Services
Audit Fees	$448,550	(1)	98%	$348,450		97%
Audit Related Fees	$8,000	(2)	2%	$10,000	(2)	3%
Tax Fees	$-0-		-0-	$-0-		-0-
All Other Fees	$-0-		-0-	$-0-		-0-

(1)	Includes fees for Sarbanes-Oxley 404, reporting on internal controls.
(2)	Agreed upon procedures related to Uniform Single Attestation Program for Mortgage Brokers (“USAP”)

The Chittenden Corporation Amendment of the Amended and Restated Articles of Incorporation of Chittenden Corporation (“Articles”)

Resolution to Approve the Increase of Authorized Shares

(ITEM 2 ON THE PROXY CARD)

Proposal

On February 16, 2005, the Board of Directors voted to approve an increase of the authorized common shares of CHZ to 120,000,000 and to recommend to the stockholders an amendment of the Amended and Restated Articles of Incorporation of Chittenden Corporation of Article VI, Authorized Capital, to replace “60,000,000” shares with 120,000,000 shares, with the remainder of the Articles to remain unchanged and to continue in full force and effect.

The Company has approximately 50,000,000 shares issued and outstanding, leaving only approximately 10,000,00 shares available for issuance. The Board of Directors recognizes that the Company needs additional shares to execute normal transactions such as the issuance of shares in connection with stock plans, to effect potential stock splits as the Company has done in the past, to effect the purchase of another company in connection with any potential strategic initiatives and other corporate purposes.

Possible Effects of the Proposed Amendment

If the stockholders approve the proposed amendment, the Board of Directors may cause the issuance of some additional shares of Common Stock without further vote of the stockholders of the Corporation, except as provided under Vermont corporate law or under the rules of any national securities exchange on which shares of Common Stock are then listed. Under the Articles of Incorporation, the Corporation’s stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Corporation, which means that current stockholders do not have a prior right to purchase any new issue of stock of the Corporation in order to maintain their proportionate ownership of the Corporation’s Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders. However, the Board of Directors has not presented this proposal with the intent that it be utilized as a way to dilute current stockholders or as a type of anti-takeover device.

Vote Required for Approval

A majority of the votes properly cast is required to approve the increase of authorized shares. Shares which abstain from voting and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL TO INCREASE THE AUTHORIZED SHARES OF CHITTENDEN CORPORATION COMMON STOCK.

The Chittenden Corporation 2005 Executive Management Incentive Compensation Plan

Proposal to Approve the 2005 EMICP

(ITEM 3 ON PROXY CARD)

Proposal

On February 16, 2005, the Board of Directors voted to adopt, subject to stockholder approval, the Chittenden Corporation 2005 Executive Management Incentive Compensation Plan (the 2005 EMICP). The 2005 EMICP is designed to provide an annual cash bonus to certain employees of the Corporation and its affiliates in the event certain objective financial performance goals are achieved.

Background

The Corporation has in the past provided annual awards to certain designated executive officers under a non-shareholder approved Executive Management Incentive Compensation Plan (the prior EMICP), which provided annual bonus amounts to employees based upon achievement of certain business and financial objectives. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, compensation in excess of $1,000,000 paid in one year to a corporation’s chief executive officer and four other highest paid executive officers (Covered Employees), who are employed by the corporation at year end, will not be deductible for federal income tax purposes unless the compensation is qualified performance-based compensation. Because of the specific requirements set forth in Code Section 162(m), incentive compensation paid under the Prior EMICP did not qualify as performance-based compensation. For that reason, the Board has adopted and recommends the approval of the 2005 EMICP by the stockholders in order to provide incentive compensation that will meet the requirements of qualified performance-based compensation under Code Section 162(m).

Summary of the Plan

The following description of certain features of the 2005 EMICP is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 EMICP, which is attached hereto as Exhibit B.

Administration.    The 2005 EMICP Plan will be administered by the Executive Committee of the Board of Directors, which is made up of non-employee directors and who are not eligible to participate in the 2005 EMICP. The Executive Committee shall have the full discretionary authority to administer and interpret the 2005 EMICP.

Eligibility.    Individuals eligible to participate in the 2005 EMICP shall include officers and key employees of the Corporation and its affiliates who have been selected to participate by the Executive Committee with respect to the relevant performance period. The performance periods under the 2005 EMICP will generally be the Corporation’s fiscal year. Prior to the 90th day of each fiscal year (or, in the case of a performance period less than a fiscal year, prior to the date on which 25% of the performance period has lapsed), the Committee will determine the identity of the Covered Employees who will participate in the 2005 EMICP for that period.

Operation of the Plan.    2005 EMICP award levels are based upon achievement of pre-established objective performance goals determined by the Executive Committee for each performance period. The performance goals may be based upon performance of the Corporation, an affiliate or a division thereof, and/or individual performance, using one or more of the following performance measures selected by the Executive Committee: (1) gross or net revenue; (2) earnings from operations, earnings before taxes; (3) earnings per common share (either basic or diluted); (4) return on assets, return on investment, return on capital, return on equity, or return on tangible equity; (5) economic value created; (6) operating margin or profit margin; (7) net interest margin; (8) asset quality; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Executive Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. With respect to participants who are not Covered Employees, the Executive Committee may establish other subjective or objective goals which it deems appropriate. Unless the Committee determines otherwise, 60% of each participant’s award will be based on absolute performance measures, and the remaining 40% shall be based upon relative performance measures as compared to a peer group of companies designated by the Executive Committee.

The Executive Committee will determine the specific performance goals and the peer group of companies for a performance period prior to the 90th day of a fiscal year (or, in the case of a performance period less than a fiscal year, prior to the date on which 25% of the performance period has lapsed).

After completion of the relevant performance period, the Executive Committee will determine and certify the degree to which performance goals have been met. Adjustments may be made by the Executive Committee based on certain objective events specified in the 2005 EMICP, but no discretionary adjustments may be made that would result in an increase to a Covered Employee’s award that was intended to be qualified performance based compensation.

Termination of Employment.    Unless the Executive Committee has determined otherwise, in order to receive a payout under the 2005 EMICP a participant must be employed by the Corporation or an affiliate on the day an award is to be paid, except if termination is on account of retirement, death, disability or pursuant to the terms of a separate agreement with the participant; provided, however, payment that is intended to be qualified performance based compensation will not be made to a Covered Employee on account of retirement or pursuant to a separate agreement.

Maximum Award.    The maximum award that any participant may receive under the 2005 EMICP in any given fiscal year is $2,000,000.

Amendment and Termination of the Plan.    The Board of Directors will have the power to amend, modify or terminate the 2005 EMICP. As required by Code Section 162(m), however, no material terms of the 2005 EMICP as it pertains to Covered Employees will be amended without stockholder approval.

New Plan Benefits.    Approximately 10 employees will be eligible to be chosen for participation in the 2005 EMICP. The benefits that will be payable for 2005 under the 2005 EMICP are undeterminable at this time, as such benefits will be based on the specific performance goals chosen and the extent to which those goals are achieved.

Effective Date of Plan.    The 2005 EMICP will become effective upon the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting.

Vote Required for Approval

A majority of the votes properly cast is required to approve the 2005 Executive Management Incentive Compensation Plan. Shares which abstain from voting and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE CHITTENDEN CORPORATION 2005 EXECUTIVE MANAGEMENT INCENTIVE COMPENSATION PLAN.

The Chittenden Corporation Stock Incentive Plan

Proposal to Approve the Amendment to the Stock Incentive Plan

(ITEM 4 ON PROXY CARD)

Proposal

In February 2005, our Board of Directors voted to amend and restate the Chittenden Corporation Stock Incentive Plan (the “Stock Incentive Plan” or the “Plan”) and is recommending this amendment to our stockholders for approval. The amendment adopted by the Board, subject to stockholder approval, increases the number of shares of common stock reserved and available under the Stock Incentive Plan by 2,000,000 shares. Currently, there are a total of 3,145,951 shares subject to outstanding awards under the Stock Incentive Plan and there are 199,006 shares of common stock remaining available for issuance under the Plan. The foregoing numbers reflect (i) prior Plan amendments to add additional shares and (ii) adjustments made to the Plan and outstanding awards as a result of stock splits.

Based solely on the closing price of our common stock as reported on the New York Stock Exchange on February 16, 2005 of $27.20 per share, the maximum aggregate market value of the additional 2,000,000 shares of common stock reserved for issuance under the Stock Incentive Plan would be $54,400,000.

Reasons for Amendments

Our Board of Directors believes that stock options and other stock-based awards play an important role in the success of Chittenden and that this role must increase if we are to continue to attract, motivate and retain the caliber of officers and other employees necessary for our future growth and success.

Our Board of Directors believes that the remaining number of shares of common stock reserved for issuance under the Stock Incentive Plan is not sufficient for future granting needs and that the amendment to the Stock Incentive Plan to increase the number of shares available under the Plan is necessary to provide for an adequate number of shares to be available for grants in the future. As of February 17, 2005, there were outstanding options to purchase 3,142,297 shares of common stock that have been granted but remain unexercised. This figure gives effect to all stock option activity through February 16, 2005. Our Board of Directors believes that adding more shares of common stock to the Stock Incentive Plan will help us achieve our goals by keeping our incentive compensation program competitive with those of other companies. Accordingly, our Board of Directors has voted, subject to stockholder approval, to amend the Stock Incentive Plan.

In addition to amending the Stock Incentive Plan to add additional shares, in February, 2005, our Board of Directors approved certain other amendments to the Plan, pursuant to its authority under the Plan. These additional amendments are necessary to bring the Stock Incentive Plan into compliance with new laws and regulations and include:

•	Changing the method of determining the “fair market value” of our common stock for purposes of the Stock Incentive Plan on any specified date to be the closing price of our common stock on the New York Stock Exchange, rather than the average of the high and low stock price on such date;

•	Clarifying that the period during which a stock option may be exercised following the termination of an optionee’s employment may be shorter in the case of incentive stock options than in the case of nonqualified stock options;

•	Specifying that the Plan’s administrator may not “re-price” stock options;

•	Describing certain specific requirements of awards intended to qualify as “performance-based awards” under Section 162(m) of the Code; and

•	Providing that outstanding awards may be “cashed out” in the event of a change in control of Chittenden.

The Board of Directors recommends that the amendment to the Stock Incentive Plan be approved, and therefore recommends a vote FOR this proposal.

Summary of the Stock Incentive Plan

The following description of certain features of the Stock Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Stock Incentive Plan, as amended and restated which is attached hereto as Exhibit C.

Stock Incentive Plan Administration.    The Stock Incentive Plan is administered by the Executive Committee that consists of not fewer than two independent directors who are not otherwise employed by Chittenden and who are considered “outside directors” under applicable provisions of the Code. The members of the Committee, which we refer to as the “Administrator,” are appointed by our Board of Directors from time to time. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Stock Incentive Plan. The Administrator does not have the authority, however, to reprice outstanding options without prior stockholder approval, other than to appropriately reflect changes in the capital structure of Chittenden. Chittenden’s CEO is authorized to assist the Committee in the administration of the Stock Incentive Plan.

Eligibility and Limitations on Grants.    All officers and key employees of Chittenden and its subsidiaries are eligible to participate in the Stock Incentive Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Stock Incentive Plan is approximately 450 persons.

Of the total number of shares reserved for issuance under the Stock Incentive Plan, no more than 400,000 shares may be used for awards of restricted stock, unrestricted stock, or performance shares. In no event may any one participant in the Plan receive options or other awards with respect to more than 150,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. In addition, if any award of restricted stock or performance shares granted to an individual is intended to qualify as “performance based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 75,000 shares of common stock (or cash of an equivalent value) (subject to adjustment for stock splits and similar events) to any one such individual in any 12-month period.

Stock Options.    Options granted under the Stock Incentive Plan may be either incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Options granted under the Plan will be non-qualified options if they fail to qualify as incentive options or otherwise so provide.

Other Option Terms.    The Administrator has authority to determine the terms of options granted under the Stock Incentive Plan. The exercise price of each option will be not less than 100% of the fair market value of our common stock on the date the option is granted. The fair market value of our common stock for a particular date is determined by the closing price of Chittenden common stock on the New York Stock Exchange.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Stock Incentive Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Stock Incentive Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Options granted under the Stock Incentive Plan may be exercised by the optionee delivering to Chittenden notice of the optionee’s intent to exercise along with payment of the option exercise price in one of the following methods:

•	in cash, by certified or bank check or other instrument acceptable to Chittenden;

•	if permitted by the Administrator, by transfer to Chittenden (either actually or by attestation) of shares of common stock that are not then subject to restrictions under any Chittenden stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased; or

•	subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to Chittenden.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Restricted Stock Awards.    The Administrator may grant shares of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals or targets, such as corporate profitability, affiliate profitability, return on equity or earnings per share, and/or continued employment with Chittenden through a specified vesting period. The vesting period and the purchase price of shares of restricted stock shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

Unrestricted Stock Awards.    The Administrator may also grant shares of common stock that are free from any restrictions under the Stock Incentive Plan. Unrestricted stock may be issued to a participant in recognition of past services or other valid consideration or in lieu of cash compensation to be paid to such participant. In addition, unrestricted stock may be issued under the Stock Incentive Plan pursuant to Chittenden’s Supplemental Executive Savings Plan or any other deferred compensation arrangement.

Performance Share Awards.    Under Section 162(m) of the Code, compensation in excess of one million dollars paid in one year to a corporation’s chief executive officer and four other highest paid executive officers (Covered Employees), who are employed by the corporation at year end, will not be deductible for federal income tax purposes unless the compensation is qualified performance-based compensation. Performance share awards granted to Covered Employees may be intended to be qualified performance-based compensation for this purpose.

The Administrator may grant performance share awards to any eligible participant in the Stock Incentive Plan that entitle the recipient to receive shares of common stock upon the achievement of specified performance goals and such other conditions as the Administrator may determine. The performance goals will be measured by one or more of the following: corporate or affiliate profitability, total stockholder return, earnings per share (EPS), relative EPS growth, or return on equity. The Administrator will determine the performance shares to be awarded and the specific targets to be used for any such award. The targeted level or levels of performance may be established at such levels and in such terms as the Administrator may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. The Administrator will determine the specific performance goals and the peer group of companies (if any) for a performance period prior to the 90th day of a performance period (or, in the case of a performance period that is less than a fiscal year, prior to the date on which 25% of the performance period has lapsed). Adjustments may be made by the Administrator, but no discretionary adjustments may be made that would result in an increase to a Covered Employee’s award that was intended to be qualified performance-based compensation.

Each performance share award will specify the amount payable, or the formula for determining the amount payable, upon the achievement of the performance targets. No performance share awards will be paid until the Administrator certifies that the relevant performance targets have been satisfied.

Recipients of performance share awards do not have the right to vote or receive dividends on the shares of common stock underlying the awards until the applicable performance targets are achieved. The Administrator may not increase a performance share award or authorize the payment of a performance share award to a Covered Employee if the applicable performance targets have not been satisfied and the award was intended to be qualified performance-based compensation. No more than 75,000 shares of common stock (or cash of an equivalent value) may be paid to any one individual under the Plan in a 12-month period.

Unless the Administrator has determined otherwise, in order to receive a performance share award, an individual must be employed by Chittenden or an affiliate on the day an award is to be paid, except if termination is on account of retirement, death, disability or pursuant to the terms of a separate agreement with the participant; provided, however, any payment that is intended to be qualified performance based compensation will not be made to a Covered Employee on account of retirement or pursuant to a separate agreement.

Tax Withholding.    Participants in the Stock Incentive Plan are responsible for the payment of any federal, state or local taxes that Chittenden is required by law to withhold upon any option exercise or vesting of other awards. The Administrator may withhold the amounts due from other amounts to be paid to a participant and/or may require that the minimum tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to an option exercise or other award.

Change of Control Provisions.    The Stock Incentive Plan generally provides that in the event of a “change of control” as defined in the Stock Incentive Plan, all stock options will automatically become fully exercisable and the restrictions and conditions on all other awards will automatically be deemed waived. In addition, performance share awards will be deemed fully vested assuming the attainment of 100% of the applicable performance goal targets. In the event of a change in control transaction, outstanding awards will either be assumed by the successor entity or cashed out based on the consideration paid in the transaction.

Adjustments for Stock Dividends,    Mergers, etc. The Stock Incentive Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Stock Incentive Plan and to any outstanding awards to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of Chittenden, the Administrator, in its discretion, may provide for appropriate substitutions or adjustments of outstanding stock options or other awards.

Amendments and Termination.    Our Board of Directors may at any time amend or discontinue the Stock Incentive Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder’s consent. In addition, Chittenden’s CEO may make minor or administrative changes to the Plan as well as modifications necessary under applicable law. To the extent required by applicable laws, or required by the Code to ensure that options granted under the Stock Incentive Plan qualify as incentive options, or that compensation earned under awards granted under the Stock Incentive Plan qualify as performance-based compensation under the Code, Stock Incentive Plan amendments shall be subject to approval by our stockholders.

New Stock Incentive Plan Benefits

No grants have been made with respect to the additional shares of common stock to be reserved for issuance under the Stock Incentive Plan. The number of shares of common stock that may be granted under the Stock Incentive Plan to Chittenden’s chief executive officer, four most highly compensated executive officers, all other executive officers as a group and all employees (excluding executive officers) as a group is indeterminable at this time, as grants under the Stock Incentive Plan are subject to the discretion of the Administrator. Directors are not eligible to receive grants of awards under the Stock Incentive Plan. However, Directors are eligible to receive grants of awards under the Chittenden Corporation Amended and Restated Directors’ Omnibus Long-Term Incentive Plan. The number of shares of common stock that were granted to our chief executive officer and four most highly compensated executive officers in 2004 under the Stock Incentive Plan are included in the table entitled “Option Grants in Last Fiscal Year” on page 15. The awards that were granted to all executive officers and all employees (other than executive officers) in 2004 under the Stock Incentive Plan are included on the following table:

Chittenden Corporation Stock Incentive Plan – 2004
Group	Average Exercise Price ($)	Number of Shares
All Executive Officers	$26.31	390,001
All employees (excluding Executive Officers)	$29.40	356,850

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 regarding shares of Chittenden’s common stock that may be issued under existing equity compensation plans, including the Stock Incentive Plan, and the Chittenden Corporation Amended and Restated Directors’ Omnibus Long-Term Incentive Plan. The table does not include information about the additional shares, submitted for stockholder approval, that are proposed to be added to the Stock Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,347,233	$23.07	532,183

Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,347,233	$23.07	532,182

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Stock Incentive Plan. It does not describe all federal tax consequences under the Stock Incentive Plan, nor does it describe state or local tax consequences.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for Chittenden for federal income tax purposes.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) Chittenden will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option. However, the exercise of an incentive option creates a tax preference item that may result in alternative minimum tax liability for the optionee.

Non-Qualified Options.    With respect to non-qualified options under the Stock Incentive Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and Chittenden receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments.    The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to Chittenden, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Chittenden’s Deductions.    As a result of Section 162(m) of the Code, Chittenden’s deduction for certain awards under the Stock Incentive Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of Chittenden (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Vote Required For Approval

A majority of the votes properly cast is required to approve this amendment to the Stock Incentive Plan. Shares which abstain from voting and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN.

Deadline for Stockholder Proposals

In order to be included in the Corporation’s proxy statement and proxy card for the 2006 Annual Meeting, proposals which Stockholders intend to present at that meeting must be submitted in writing to the Secretary or Assistant Secretary of the Corporation on or before November 17, 2005. In addition, the Corporation’s By-Laws include advance notice and other requirements regarding the timing and content of proposals for Stockholder action at a meeting other than those proposed by the Board of Directors. In order to be timely under the advance notice provisions of the Corporation’s By-Laws, all Stockholder proposals must be received by the Corporation at its executive office no less than 75 days and no more than 120 days prior to the anniversary of the preceding annual meeting, provided that, if the annual meeting is scheduled for a date that is more than 30 days before or 60 days after the anniversary of the preceding annual meeting, then the stockholder proposal must be received by the Corporation on the later of 75 days prior to the annual meeting or 15 days following the date on which public announcement of the date of the annual meeting is first made by the Corporation.

Stockholder Communications

Stockholders may send communications to Board members, including the Chair of the Executive Committee, by either sending a written communication to the Board and/or a particular Board member in care of the Corporate Secretary of the Company at Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401 (the Corporate Secretary will forward or notify the independent director or directors of receipt of a communication), or by using the toll-free number established for that purpose, which is 1-800-257-1959.

OTHER BUSINESS

The Board of Directors of the Corporation knows of no other matters that may come before the meeting. However, if any other business should properly come before the meeting, the proxies relating to such meeting will be voted with respect thereto in accordance with the best judgment of the Board of Directors.

A copy of the Corporation’s Annual Report for 2004 (on Form 10-K), as filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, will be furnished free of charge to beneficial owners of the Corporation’s stock upon written request to:

F. Sheldon Prentice, Secretary or

Eugenie J. Fortin, Assistant Secretary

Chittenden Corporation

P.O. Box 820

Burlington, VT 05402-0820

Any person requesting a copy of the report must set forth in his/her written request a good faith representation that he/she was in fact a beneficial owner of stock of the Corporation on the record date for the annual meeting.

EXHIBIT A

RESOLUTION TO INCREASE AUTHORIZED SHARES

OF CHITTENDEN CORPORATION COMMON STOCK

BOARD OF DIRECTORS

FEBRUARY 16, 2005

WHEREAS,	46,395,583 shares of Chittenden Corporation’s Common Stock (CHZ) are outstanding as of January 31, 2005 out of 60,000,000 shares authorized;

WHEREAS,	it is desirable for a corporation to have sufficient shares authorized to enable it to issue shares in connection with a potential stock dividend, an acquisition or other corporate purposes;

NOW, THEREFORE,

the Board of Directors of CHZ hereby resolve to increase the authorized common shares of CHZ to 120,000,000 and recommend to the stockholders an amendment of the Amended and Restated Articles of Incorporation of Chittenden Corporation (“Articles”) of Article VI, Authorized Capital, to replace “60,000,000” shares with 120,000,000 shares, with the remainder of the Articles to remain unchanged and to continue in full force and effect.

FURTHER,	the Board resolves to direct the Secretary to put the proposed amendment of increasing CHZ’s Common Stock to 120,000,000 shares in the 2005 Proxy Statement.

FURTHER,	the Board resolves to direct the Secretary or other appropriate officers to do all acts reasonably necessary or desirable to effectuate this Amendment, including the filing of this Amendment with the Vermont Secretary of State and any other regulatory body.

EXHIBIT B

CHITTENDEN CORPORATION 2005 EXECUTIVE MANAGEMENT

INCENTIVE COMPENSATION PLAN

GENERAL

(a)	Purpose. This Chittenden Corporation 2005 Executive Management Incentive Compensation Plan (the “Plan” or “EMICP”) is intended to assist Chittenden Corporation, a Vermont corporation (the “Company”), and its Affiliated Corporations in attracting, retaining, motivating and rewarding employees who occupy key positions and contribute to the growth and profitability of the Company and its Affiliated Corporations through the award of certain incentives. The Plan also is intended to enable the Committee to preserve the tax deductibility of incentive awards under Section 162(m) of the Code, and to advance the interests of the stockholders of the Company by providing performance-based incentives to eligible individuals.

(b)	Effective Date. The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to stockholder approval, and shall continue in effect until terminated by the Board pursuant to Section 6(a). No payment may be made hereunder prior to stockholder approval of the Plan.

2.	DEFINITIONS

(a)	“Affiliated Corporations” shall include members of the controlled group of corporations within the meaning of Section 1563 of the Code.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(d)	“Committee” means the committee designated by the Board to administer the EMICP. With respect to Covered Employees for whom the EMICP is intended to provide “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, any Committee must consist of two or more persons each of whom are “outside directors” within the meaning of Section 162(m) of the Code. To the extent the Committee delegates authority pursuant to Section 5(b), references to the Committee in the EMICP shall, as appropriate, be deemed to refer to the Committee’s delegate.

(e)	“Company” means Chittenden Corporation.

(f)	“Comparison Group” means the peer group of companies designated by the Committee as the Comparison Group relative to a given Performance Cycle, as described in Section 4(a)(i).

(g)	“Covered Employee” has the meaning given such term under Section 162(m) of the Code.

(h)	“EMICP” means the Chittenden Corporation 2005 Executive Management Incentive Compensation Plan, as it may be amended from time to time.

(i)	“Employer” means the Company and any Affiliated Corporation that employs a Participant.

(j)	“Fiscal Year” means the 12-month period beginning on each January 1 and ending on December 31 of the same calendar year.

(k)

“Incentive Percentage” means the number determined by the Committee as the percentage of a Participant’s annual rate of salary in effect for the last full payroll period of the Performance Period to be paid as an Incentive Plan Award if the specified Performance Goals are achieved. The

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Committee may establish different Incentive Percentages for individual Participants or different classes of Participants, and/or the achievement of different levels of the Performance Goals.

(l)	“Incentive Plan Award” means an incentive compensation award under the EMICP, payment of which is contingent and based upon the attainment of the Performance Goals with respect to a Performance Period.

(m)	“Participant” means an employee of an Employer participating in the Plan for a Performance Period as provided in Section 3.

(n)	“Performance Goals” means the pre-established objective performance goals established by the Committee for each Performance Period. Solely with respect to Covered Employees for any Performance Period for which the EMICP is intended to provide Qualified Performance-based Compensation, Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Fiscal Year to which the Performance Goals relate (and in the case of a Performance Period shorter than a Fiscal Year, no later than the date on which 25% of the Performance Period has elapsed) and while the attainment of the Performance Goals is substantially uncertain. The Performance Goals may be based upon the performance of the Company, of any Affiliated Corporation, of a division thereof, and/or of an individual Participant, using one or more of the Performance Measures selected by the Committee. Separate Performance Goals may be established by the Committee for the Company or an Affiliated Corporation, or division thereof, or an individual. With respect to Participants who are not Covered Employees, the Committee may establish other subjective or objective goals, including individual Performance Goals, which it deems appropriate. The preceding sentence shall also apply to Covered Employees with respect to any Incentive Plan Award not intended at the time of grant to be Qualified Performance-based Compensation. Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index.

(o)	“Performance Measure” means one or more of the following criteria, on which Performance Goals may be based, subject to Section 4(a): (1) gross or net revenue; (2) earnings from operations, earnings before taxes; (3) earnings per common share (either basic or diluted); (4) return on assets, return on investment, return on capital, return on equity, or return on tangible equity; (5) economic value created; (6) operating margin or profit margin; (7) net interest margin; (8) asset quality; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(p)	“Performance Period” means a Fiscal Year or other period of time (which may be longer or shorter than a Fiscal Year) set by the Committee.

(q)	“Qualified Performance-based Compensation” has the meaning given such term under Section 162(m) of the Code and the regulations promulgated thereunder.

3.	PARTICIPATION

Individuals eligible to participate in the EMICP shall consist of officers and other employees of an Employer whom the Committee determines have the potential to contribute significantly to the success of the Company and its Affiliated Corporations. For each Performance Period the Committee shall determine which officers and other employees shall participate in the EMICP. For any Performance

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Period for which Incentive Plan Awards are intended to be Qualified Performance-based Compensation, the Committee shall designate the Covered Employees eligible to participate in the EMICP no later than the 90th day of the Fiscal Year (or, in the case of a Performance Period shorter than a Fiscal Year after no later than the date on which 25% of the Performance Period has elapsed), so long as the attainment of the Performance Goals is still substantially uncertain.

4.	INCENTIVE PLAN AWARDS

(a)	Determination of Incentive Plan Awards.

(i) Unless the Committee determines otherwise, 60% of a Participant’s Incentive Plan Award shall be based upon absolute Performance Measures (which, for those Participants who are employees of an Affiliated Corporation, shall include, among other measures, individual bank performance), and the remaining 40% shall be based upon relative Performance Measures which consider the Company’s financial performance relative to a Comparison Group with respect to earnings per share growth, return on equity, return on tangible equity, net interest margin, return on assets, asset quality and/or any other measures deemed appropriate by the Committee. The Comparison Group for each Performance Period shall be designated by the Committee no later than the 90th day of the Fiscal Year (or, in the case of a Performance Period shorter than a Fiscal Year after no later than the date on which 25% of the Performance Period has elapsed), provided that, if the Committee does not so designate a new Comparison Group for any Performance Period, the Comparison Group shall be that most recently designated by the Committee. In the event a merger, acquisition, or other extraordinary corporate event affects a company included in the Comparison Group, and if as a result in the Committee’s judgment such event causes the Performance Measures for such company not to be comparable with periods prior to the event or otherwise necessitates a change or adjustment to ensure continued comparability, the Committee shall make such adjustments, including substituting another company in place of the affected company, in order to maintain the comparability of results of the Comparison Group. Unless the Committee determines otherwise, the absolute Performance Measures for Participants who are employees of the Company shall be based on the Company’s earnings per share, return on equity and return on tangible equity relative to annual budget goals established for the Company on a consolidated basis (the “overall corporate goals”); and the absolute Performance Measures for Participants who are employees of an Affiliated Corporation shall be based 50% on the overall corporate goals and 50% on Performance Measures for the Affiliated Corporation relative to annual budget goals established for such Affiliated Corporation.

(ii) The Committee shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify the degree to which each of the Performance Goals has been attained. Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles. The Committee may adjust Performance Goals to take into account the effect of the following, subject to Section 6(j): Changes in accounting standards that may be required by the Financial Accounting Standards Board, the Securities and Exchange Commission or any other rulemaking body after the Performance Goal is established; realized investment gains and losses; extraordinary, unusual, non-recurring or infrequent items; currency fluctuations; acquisitions; divestitures; litigation losses; financing activities; expenses for restructuring or productivity initiatives; other non-operating items; new laws, cases or regulatory developments that result in unanticipated items of gain, loss, income or expense; executive severance arrangements; and other items as the Committee determines to be required so that the operating results of the Company, or an Affiliated Corporation shall be computed on a comparative basis from Performance Period to Performance

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Period. Determination by the Committee or its designee shall be final and conclusive on all parties, but shall be based on relevant objective information or financial data. The Committee may also, in its discretion, adjust an Incentive Plan Award based on other factors it deems relevant and appropriate; provided, however, that the Committee may only exercise such discretion to reduce, and not to increase, an Incentive Plan Award unless such award was not intended to be Qualified Performance-based Compensation.

(b)	Eligibility and Amount of Incentive Plan Award.

(i) To be eligible for payment of any Incentive Plan Award, the Participant must: (x) have performed the Participant’s duties to the satisfaction of the Committee; (y) have not engaged in any act deemed by the Committee to be inimical to the best interest of the Company or an Affiliated Corporation; and (z) otherwise complied with Company and Employer policies at all times prior to the date the Incentive Plan Award is actually paid. No Incentive Plan Award shall be paid to any Participant who does not satisfy each of the above. In addition, unless the Committee determines otherwise, the Participant must be employed by the Company or an Affiliated Corporation on the day on which the Incentive Plan Award is scheduled to be paid in accordance with Section 4(c), except in the event termination is due to the Participant’s death, disability (as defined in Section 422(c) of the Code) or retirement (after attainment of age 55), or a separate agreement entered into between the Participant and his or her Employer specifically provides otherwise; provided however, that no Participant shall receive such an Incentive Plan Award upon retirement or pursuant to a separate agreement entered into between the Participant and his or her Employer unless such award was not intended to be Qualified Performance-based Compensation. In the event of a Participant’s death, disability or retirement, the Incentive Plan Award shall be prorated based upon the period of employment during the Performance Period. The Committee may, in its sole discretion, reduce, eliminate or increase any Incentive Plan Award for any individual or group, except that the amount of any Incentive Plan Award intended to be Qualified Performance-based Compensation may not be increased above the amount determined under Section 4(a) hereof.

(ii) The Incentive Plan Award shall be determined by multiplying the Incentive Percentage applicable to the Participant by the Participant’s annual rate of salary in effect for the last full payroll period of the Performance Period to which the Incentive Plan Award pertains. In no event, however, will an Incentive Plan Award for a Covered Employee exceed $2,000,000 for a Fiscal Year Performance Period (or in the case of a Performance Period other than a Fiscal Year, an amount that bears the same ratio to $2,000,000 as the Performance Period bears to a Fiscal Year).

(iii) The Committee shall have the discretion and authority to make adjustments to any Incentive Plan Award in circumstances where, during the Performance Period: (1) a Participant leaves the Employer and is rehired as a Participant; (2) a Participant is hired, promoted or transferred into a position eligible for EMICP participation; (3) a Participant transfers between eligible EMICP positions with different Incentive Percentages or Performance Goals; (4) a Participant transfers to a position not eligible to participate in the EMICP; (5) a Participant becomes eligible for an incentive from another incentive plan maintained by the Company or Affiliated Corporation; (6) a Participant is on a leave of absence; and (7) similar circumstances deemed appropriate by the Committee, consistent with the purpose and terms of the EMICP; provided however, that the Committee shall not be authorized to increase the amount of the Incentive Plan Award payable to a Covered Employee if the amount was intended to be Qualified Performance-based Compensation.

(c)

Payment of Award.    Unless the Committee provides otherwise, Incentive Plan Awards will be paid in cash or cash equivalent within 120 days of the end of the applicable Performance Period to which the award pertains, but in no event prior to certification by the Committee as provided in Section 4(a). If any portion of an Incentive Plan Award payable to a Covered Employee that is

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intended to be Qualified Performance-based Compensation for any reason is not deductible, payment of that portion shall, at the Committee’s discretion, be deferred until the earliest date it may be paid and deducted; provided however, that any such deferral shall be made in compliance with a plan designed to comply with the requirements of Section 409A of the Code. Further, if the Participant is on administrative suspension at the time payment would otherwise be made, payment shall be delayed until the matter is resolved by the Employer. No payment shall be made if the Committee determines the qualification requirements of Section 4(b)(i) have not been satisfied by the Participant.

5.	ADMINISTRATION

(a)	General. The EMICP shall be administered by the Committee. Subject to the provisions of the EMICP, the Committee shall have full discretionary authority to administer and interpret the EMICP, to exercise all powers either specifically granted to it under the EMICP or as are necessary or advisable in the administration of the EMICP, to decide the facts in any case arising under the EMICP, to prescribe, amend and rescind rules and regulations relating to the EMICP, to require performance reports on which it can base its determinations under Section 4(a), and to make all other determinations necessary or advisable for the administration of the EMICP, all of which shall be binding on all persons, including the Company, Affiliated Corporations, the Participants (or any person claiming any rights under the EMICP from or through any Participant), and any stockholder of the Company. A majority of the Committee shall constitute a quorum, and, provided a quorum is present (or unanimous written consent is otherwise obtained), the Committee shall act pursuant to a majority vote of those present. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the EMICP or any Incentive Plan Award.

(b)	Delegation. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, may delegate all or any part of its responsibilities and powers for administering the EMICP to one or more persons as the Committee deems appropriate, and at any time revoke the allocation or delegation; provided however, the Committee may not delegate its responsibilities under the Plan relating to any Covered Employee’s Incentive Plan Award intended to be Qualified Performance-based Compensation to the extent delegation is prohibited under Section 162(m) of the Code.

6.	MISCELLANEOUS

(a)	Amendment and Termination.

(i) The Board may at any time amend or terminate the EMICP (in whole or in part) without the approval of the stockholders of the Company, except as otherwise provided in this Section 6(a). Neither the Company nor any Affiliated Corporation is obligated to continue this EMICP.

(ii) Any amendment to the EMICP that changes the class of individuals of an Employer eligible to participate, changes the Performance Measures or the formula used or increases the maximum dollar amount that may be paid to a Participant for a Performance Period shall not be effective with respect to Incentive Plan Awards to Covered Employees intended to be Qualified Performance-based Compensation unless the amendment is approved by stockholders before the Incentive Plan Award is paid.

(b)	Effect of Incentive Plan Awards on Other Compensation.

(i) Incentive Plan Awards shall not be considered eligible pay under other plans, benefit arrangements, or fringe benefit arrangements of the Company or an Affiliated Corporation, unless otherwise provided under the terms of other plans.

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(ii) To the extent provided in the applicable benefit plan or benefit arrangement of the Company or an Affiliated Corporation, amounts payable as Incentive Plan Awards will be reduced in accordance with the Participant’s compensation reduction election, if any, in effect under other plans at the time the Incentive Plan Award is otherwise payable.

(c)	No Guarantee, No Funding. The payment of an Incentive Plan Award for any Performance Period does not guarantee any person eligibility for or payment of an Incentive Plan Award for any other Performance Period. Incentive Plan Awards shall be paid solely from the general assets of the Participant’s Employer, to the extent the payments are attributable to services for the Employer. To the extent any person acquires a right to receive payments from an Employer under the EMICP, the right is no greater than the right of any other unsecured general creditor.

(d)	Tax Withholding. The Participant’s Employer shall have the right to deduct from all payments made under the EMICP any federal, state or local taxes required by law to be withheld with respect to the payments.

(e)	Governing Law. The provisions of the EMICP shall be interpreted, construed, and administered in accordance with the referenced provisions of the Code and with the laws of the State of Vermont.

(f)	Awards Not Transferable. Subject to Section 6(h), no amount payable to, or held under the EMICP for the account of, any Participant, spouse or beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; nor shall any amount payable to, or held under the EMICP for the account of, any Participant be in any manner liable for such Participant’s debts, contracts, liabilities, engagements, or torts, or be subject to any legal process to levy upon or attach.

(g)	No Contract. This EMICP shall not be deemed a contract of employment with any Participant, nor shall any provision hereof affect the right of the Company or any Affiliated Corporations to terminate a Participant’s employment.

(h)	Payments to Minors and Incompetents; Death. If any Participant, spouse or beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any such payment under the Plan. In the event of a Participant’s death prior to payment of any Incentive Plan Award to which Participant is otherwise entitled, payment shall be made to the Participant’s then-effective beneficiary or beneficiaries in accordance with the beneficiary designation on file with the Company. If no such beneficiary designation is in effect, payments shall be made to the Participant’s estate.

(i)	Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission of any terms of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code, and such other arrangements may be either applicable generally or only in specific cases.

(j)

Compliance with Section 162(m) of the Code.    It is the intent of the Company that compensation under the Plan payable to Covered Employees shall constitute Qualified Performance-based Compensation unless otherwise determined by the Committee at the time of allocation of an award. Accordingly, the terms of Section 4 and other provisions of the Plan, including the definitions and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan or any document relating to an award that is

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designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such award upon attainment of the applicable performance objectives. Notwithstanding the foregoing, however, whenever the Committee determines that it is advisable to grant or pay Incentive Plan Awards that do not qualify as Qualified Performance-based Compensation, the Committee may make grants or payments without satisfying the requirements of Section 162(m) of the Code, provided, however, that any such determination must be made prior to the time that any such grant or payment is made.

(k)	Severability; Entire Agreement. If any of the provisions of this Plan or any award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any award documents contain the entire agreement of the parties with respect to the subject matter thereof and, unless specified otherwise, supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof.

(l)	Captions. The captions contained in the EMICP are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan, nor do they in any way affect the construction of any provision of the Plan.

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EXHIBIT C

CHITTENDEN CORPORATION STOCK INCENTIVE PLAN

As Amended and Restated as of February 16, 2005

1.	NAME OF PLAN

The plan shall be known as the Chittenden Corporation Stock Incentive Plan (the “Plan”).

2.	PURPOSE OF THE PLAN

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to those employees of Chittenden Corporation or any Affiliated Corporation to promote the success of the Company.

3.	DEFINITIONS

As used herein, the following definitions shall apply:

(a)	“Affiliated Corporations” shall include members of the controlled group of corporations within the meaning of Section 1563 of the Code. Those Affiliated Corporations at the time of the adoption of the current Amendment and Restatement to the Plan include Chittenden Trust Company, Bank of Western Massachusetts, Flagship Bank and Trust, and Chittenden Connecticut Corporation.

(b)	“Award” means a grant or award under Section 7, 8, 9 or 10 of the Plan.

(c)	“Company” means Chittenden Corporation.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Common Stock” means common stock, par value $1.00 per share, of the Company.

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means the Executive Committee appointed by the Board in accordance with Section 5(a) hereof.

(h)	“Continuous Employment” or “Continuous Status as an Employee” means the absence of any interruption or termination of employment with the Company or with an Affiliated Corporation. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, while such approval continues, or in the case of transfers between payroll locations of the Company or between the Company and an Affiliated Corporation.

(i)	“Effective Date” means the date specified in Section 12(f) hereof.

(j)	“Employee” means any person employed by the Company or an Affiliated Corporation.

(k)	“Fair Market Value” means the price per share determined by the closing price of the Common Stock on the New York Stock Exchange on the date specified.

(l)	“Incentive Stock Option” means a stock option grant that is intended to meet the requirements of Section 422 of the Code.

(m)	“Non-Qualified Stock Option” means a stock option grant that is not intended to be an Incentive Stock Option.

(n)	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to this Plan.

(o)	“Optioned Stock” means the Common Stock of an Employee who receives an Option.

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(p)	“Optionee” means an Employee who receives an Option.

(q)	“Plan” means the Chittenden Corporation Stock Incentive Plan.

(r)	“Share” means one share of the Common Stock of the Company.

(s)	“Restricted Stock” means shares of Common Stock contingently granted under Section 8 of the Plan.

(t)	“Unrestricted Stock” means shares of common stock granted under Section 10 of the Plan.

4.	SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 12(i), as of February 16, 2005, there are 199,006 Shares of Common Stock remaining available for issuance under the Plan and 3,145,951 Shares subject to outstanding Awards. Subject to stockholder approval as described in Section 12(f), an additional 2,000,000 Shares of Common Stock are being added to the Plan in 2005. Shares issued pursuant to Awards granted under the Plan are authorized but may be unissued or treasury shares. Of the total number of Shares authorized for use under the Plan, no more than 400,000 Shares may be utilized for Awards of restricted stock, unrestricted stock, or performance shares. Individual Awards granted under the Plan shall not exceed 150,000 Shares per participant per year. If an Option should expire or become unexercisable for any reason without having been exercised in full or any Award is forfeited for any reason, the shares, which were subject thereto, shall, unless the Plan shall have been terminated, be available for the grant of other Awards under the Plan.

5.	ADMINISTRATION OF THE PLAN

(a)	Composition of Executive Committee. The Plan shall be administered by the Executive Committee of the Board of Directors of the Company. Employees who are designated by the Committee shall be eligible to receive Awards under the Plan. All persons designated as members of the Committee shall be non-employee directors of the Corporation within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and outside directors within the meaning of the regulations promulgated under Section 162(m) of the Code.

(b)	Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) (i) to interpret the terms and provisions of the Plan and any Award (including related written instruments), (ii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iii) to select the Employees to whom Awards shall be granted under the Plan, the amount and terms of such Awards and the time when Awards will be granted, (iv) to accelerate at any time the exercisability or vesting of all or any portion of any Award, (v) to decide all disputes arising in connection with the Plan, and (vi) to adopt to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. The President of the Company is hereby authorized to assist the Committee in the administration of the Plan and to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the Employees.

(c)	Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby, including the Company and Plan grantees.

(d)

Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and

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reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

6.	ELIGIBILITY

Awards may be granted by the Board, in accordance with the recommendation of the Committee, to those officers and Employees of the Company and of any Affiliated Corporation who are determined to be key employees of the Company. An Employee who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

7.	STOCK OPTIONS

(a)	Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing Section 422.

(b)	Option Price. The price per share at which each stock option granted under the Plan may be exercised shall not, as to any particular stock option, be less than 100% of the Fair Market Value of the stock at the time such stock option is granted.

(c)	Exercise of Option. An Option shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee; however, in no event may any Option granted hereunder be exercisable after expiration of 10 years from the date of such grant. An Option may not be exercised for a fractional Share. An Option may be exercised, subject to the provisions hereof relative to its termination and limitations on its exercise, from time to time only by (i) written notice of intent to exercise the Option with respect to a specified number of Shares, and (ii) payment to the Company (contemporaneously with delivery of each such notice) of the amount of the Option price of the number of Shares with respect to which the Option is then being exercised by one or more of the following methods to the extent provided in the Option Award agreement:

(A) in cash, by certified or bank check or other instrument acceptable to the Committee;

(B) by the surrender and delivery to the Company (or attestation to the ownership) of Shares of the same class as the Shares to be acquired by exercise of the Option with a Fair Market Value equal to or less than the total Option price plus cash for any difference, provided such surrendered Shares have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan; or

(C) the Board also may allow cashless exercise as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restriction, or by any other means which the Board determines to be consistent with the Plan’s purpose and applicable law.

Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Company at the Company’s executive offices, until the total number of Shares then subject to the Option have been purchased.

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(d)	Termination of Employment.

(i) If an Optionee ceases to be an Employee of the Company or any Affiliated Corporation other than by reason of death, retirement (after attainment of age 55), disability (as defined in Section 422(c) of the Code), or is terminated for Cause (as defined below), absent a determination by the Committee to the contrary, any options which were exercisable by the Optionee on the date of termination may be exercised any time before their expiration date or within three months after the date of termination, whichever is earlier, but only to the extent that the options were exercisable on the date of termination.

(ii) If an Optionee’s termination is because of death or disability (as defined in Section 422(c) of the Code), all stock options previously granted to the Optionee will become exercisable. In the case of death of the Optionee, options may be exercised at any time before their expiration date or within thirty-six (36) months after the date of death, whichever is earlier. In the case of permanent disability (as defined in Section 422(c) of the Code), options may be exercised at any time before their expiration date. The period during which any option may be exercised following the death or disability of the Optionee may be shorter in the case of any Incentive Stock Option, as specified in the applicable Stock Option Agreement.

(iii) If an Optionee’s termination is because of retirement (after attainment of age 55), any options which were exercisable by the Optionee on the date of termination may be exercised any time before their expiration date or within thirty-six (36) months after the date of termination, whichever is earlier, but only to the extent that the options were exercisable on the date of termination absent a determination by the Committee to the contrary. The period during which any option may be exercised following the retirement of the Optionee may be shorter in the case of any Incentive Stock Option, as specified in the applicable Stock Option Agreement

(iv) If an Optionee is terminated for Cause (as defined below), any options which were exercisable by the Optionee on the date of termination may be exercised any time before their expiration date or within thirty (30) days of termination, whichever is earlier, but only to the extent that the options were exercisable on the date of termination. For purposes of the Plan, “Cause” shall mean and include:

(a)	deliberate dishonesty with respect to the Company or any Affiliated Corporation; or

(b)	the conviction of any crime involving moral turpitude; or

(c)	gross negligence of or refusal to perform any duty or responsibility as an employee of the Company or any Affiliated Corporation, other than as a result of sickness, accident, disability or similar cause beyond the control of the Optionee.

(e)	Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or an Affiliated Corporation become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

8.	RESTRICTED STOCK

(a)

Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Employee, the duration of the Restricted Period during which and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards. The Committee may determine that the Restricted Period applicable to a particular grant may vary depending upon specific performance targets. These targets will be measured by one or more of the following: Corporate profitability, ROE or EPS. The Committee shall determine the Awards to be granted hereunder

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and the targets to be used for any Award by such date as is permitted under Section 162(m) of the Code for the establishment of performance goals pursuant to which performance-based compensation is to be payable for a particular period.

(b)	Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Employee and deposited by such Employee, with the Company. During this period the Employee shall have voting rights on such shares and shall receive applicable dividends. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Employee or the Employee’s legal representative.

(c)	If an Employee’s employment terminates by reasons of permanent disability (as defined in Section 422(c) of the Code) or death, any Restricted Stock held by such Employee shall thereafter vest or any restriction lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of termination had the Employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after grant). Unless otherwise determined by the Committee, subject to Section 12(k) below, if an Employee’s employment terminates for any reason other than permanent disability (as defined in Section 422(c) of the Code) or death, the Restricted Stock which is unvested or subject to restriction shall thereupon be forfeited.

9.	PERFORMANCE AWARDS

(a)	Performance Awards shall consist of shares of Common Stock of the Company to be issued in the event that Profit Goals as measured by one or more of the following: Corporate profitability, EPS or ROE are met. The Committee shall determine the Awards to be granted hereunder and the targets to be used for any Award by such date as is permitted under Section 162(m) of the Code for the establishment of performance goals pursuant to which performance-based compensation is to be payable for a particular period.

(b)	Actual payments of Performance Awards earned shall be in cash or in Common Stock or in a combination of both, as the Committee in its sole discretion determines.

(c)	If Common Stock of the Company is used, the Employee shall not have the right to vote and receive dividends until the Profit Goals are achieved and the actual shares are issued.

(d)	The number of shares of Common Stock to be issued to an Employee will be determined by dividing the dollar value of the portion of the incentive award that is to be paid in stock by the per share Fair Market Dollar Value of the Common Stock on the date that the Employee’s award value is calculated.

(e)	To the extent that any Performance Award granted to a “covered employee” (within the meaning of Section 162(m) of the Code) is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such Award shall comply with the provisions of this Section 9, Section 12(j) and Section 12(k) hereof. In addition, with respect to any such Performance Awards: (i) each Performance Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets; and (ii) the maximum Performance Award payable to any one “covered employee” under the Plan in any 12 month period shall be 75,000 shares (or cash of an equivalent value subject to adjustment as provided in Section 12(i) hereof).

10.	UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Common Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid

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consideration, or in lieu of cash compensation due such grantee. In addition Unrestricted Stock may be granted under the Plan pursuant to the Company’s Supplemental Executive Savings Plan or any other deferred compensation arrangement.

11.	CHANGE IN CONTROL

Notwithstanding anything to the contrary contained herein, and notwithstanding any contrary waiting period or installment period in any option agreement or in the Plan, each outstanding Option and other Award granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby, and any restriction or deferral limitation applicable to any Restricted Stock, shall lapse and such shares and awards shall be deemed fully vested, in the event of a Change in Control (as hereinafter defined), other than in the case of any Awards that are intended to be “performance based compensation” to a “covered employee” for purposes of Section 162(m) of the Code. For purposes of this Plan, a Change in Control shall be deemed to have occurred upon the first to occur of the following events:

(i) any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the number of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection 11 (i), (iii) or (iv) of this Section 11) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease by any reason to constitute at least one half thereof;

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than 60% of the number of outstanding securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

12.	GENERAL PROVISIONS

(a)	Withholding. The Employer shall have the right to deduct from all amounts paid to an Employee in cash (whether under this plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee’s discretion the Employee may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Employer shall have the right to retain (or the Employee may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the minimum amount required to be withheld.

(b)	Nontransferability. No Award shall be assignable or transferable, and no right or interest of any Employee shall be subject to any lien, obligation or liability of the Employee, except by will or the

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laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(c)	No Right to Employment. No person shall have any claim or right to be granted an Award and the grant of an Award shall not be construed as giving an Employee the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant. Such event will relieve the Employer from any liability, and eliminates the Employee’s claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(d)	No Rights as Stockholder. Subject to the provisions of the applicable Award, no Employee or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Employee shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(e)	Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of Vermont.

(f)	Effective Date. The amended and restated Plan was originally effective on April 18, 2001. Subject to the approval of the stockholders of the Company, the current amendment and restatement of the Plan will be effective on the date of stockholder approval. No Incentive Stock Options may be granted under the Plan after February 16, 2015 (the date that is ten years after approval by the Board of Directors). No other awards may be granted under the Plan after April 20, 2015 (the date is ten years after stockholder approval).

(g)	Amendment of Plan. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 162(m) of the Code. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations. The President shall be authorized to make minor or administrative modifications to the Plan as well as modification to the Plan, which may be dictated by requirements of federal or state statutes applicable to the Company or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the Employee’s consent, alter or impair any of their rights or obligations under any Option or right theretofore granted to him or her under the Plan.

(h)	Amendment of Award. Unless otherwise provided by the Committee in granting an award, but subject to (j) below, the Committee may amend, modify or terminate any outstanding Award with the grantee’s consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (A) an Option or Right becomes exercisable; (B) Restricted Stock becomes nonforfeitable. Except as provided in section 12(i) hereof, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Option or effect repricing through cancellation and re-grants.

(i)

Adjustments and Assumptions.    In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments

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as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by the Awards granted, and in the purchase price of outstanding Options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all Awards granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation with appropriate adjustment as to the number and kind of shares and purchase price of the shares. In addition, notwithstanding anything to the contrary herein, in the event of a Change in Control in which the holders of the stock of the Company will receive upon consummation thereof a cash payment for each Share surrendered in the Change in Control transaction, the Company shall have the right, but not the obligation, to make or provide for a cash payment to Optionees then holding any Option, in exchange for the cancellation thereof, in an amount equal to the difference between (i) the value as determined by the Committee of the consideration payable per Share pursuant to the Change in Control (the “Sale Price”) times the number of Shares subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (ii) the aggregate exercise price of all such outstanding Options.

(j)	Committee Certification and Discretion. No Employee shall receive any shares of Restricted Stock or Performance Awards under this Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the relevant performance targets have in fact been satisfied. Notwithstanding any other provision of the Plan to the contrary, the Committee shall have the discretion to reduce the size of any individual Award under Section 8 or 9, but neither the Committee nor any other person may take any action which would result in the increase of the Award to be paid to any Employee under the terms of the Plan or authorize the payment of shares of Restricted Stock or Performance Awards under this Plan if the performance targets have not been satisfied.

(k)	Section 162(m) Conditions: Bifurcation of Plan. It is the intent of the Company that the Plan and the shares of Restricted Stock and Performance Awards hereunder satisfy and be interpreted in a manner that, in the case of Employees who are or may be persons whose compensation is subject to Section 162(m) of the Code, satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m) of the Code.

(l)	Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by Employees, directors and other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation or the acquisition by the Company or an Affiliated Corporation of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 4.

(m)	Status of Plan. With respect to any portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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(n)	Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy, as in effect from time to time.

(o)	Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

To record the adoption of the Chittenden Corporation Stock Incentive Plan, the Company has caused its appropriate officers to affix its corporate name and seal hereto this 16th day of February, 2005.

ATTEST:

CHITTENDEN CORPORATION		WITNESSED

BY:	/s/ F. Sheldon Prentice	BY:	/s/ Eugenie J. Fortin
	Senior Vice President, General Counsel		Assistant Vice President and
	and Secretary		Assistant Secretary

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ANNEX A

CHITTENDEN CORPORATION

AUDIT COMMITTEE CHARTER

I.	Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of:

•	the integrity of the Corporation’s financial statements;

•	the Corporation’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Corporation’s internal audit function and independent auditors.

II.	AUTHORITY

The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditor. Oversight includes the resolution of disagreements between management and the independent auditor regarding financial reporting which involves any independent auditor report or related work.

The Audit Committee shall have full authority to:

•	conduct or authorize any investigation appropriate to fulfill its responsibilities;

•	engage independent counsel and other advisors as the Committee deems necessary to carry out their responsibilities; and

•	have direct access to independent auditors and employees of the Company.

The Committee shall determine, in its sole discretion, the level of funding to compensate the independent auditor and any counsel or advisor employed by the Committee. The Corporation shall be obligated to make such funding available.

III.	SPECIFIC DUTIES AND RESPONSIBILITIES

The Board of Directors set forth the Audit Committee’s duties in this charter and by resolution. Accordingly, the Audit Committee shall have the following responsibilities and duties.

Financial Statements and Reporting

•	Review the Corporation’s audited financial statements and unaudited quarterly financial statements prior to their filing or distribution. Review shall include discussion with management and the independent auditors on significant issues regarding accounting principles, practices and judgments and the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

•	Discuss earnings press releases, financial information and earnings guidance provided to analysts and rating agencies.

•	Review with management and the independent auditor significant financial statements and other reports of a financial nature. Discuss with the independent auditor its views or judgments on the integrity of the information. Resolve any disputes between management and the independent auditor concerning the preparation of the statements and reports.

•	Review with management and the independent auditor all matters required to be communicated and discussed with the Committee under generally accepted auditing standards and the Securities Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”) requirements and other legal and regulatory rules as required.

•	In connection with the quarterly certifications signed by the Chief Executive Officer and the Chief Financial Officer for periodic reports filed by the Corporation with the SEC, discuss significant deficiencies, if any, in the design or operation of the internal control system and any fraud or potential fraud, if any, involving management or employees concerning any internal control function.

•	Review and approve internal control reports as required.

•	Prepare the Audit Committee report required by the SEC to be included in the Company’s annual proxy statement.

Relationship with Independent Auditors

•	Appoint, compensate and oversee independent auditor work for the Corporation regarding the preparation and issuance of any audit report or related work. The independent auditor shall report directly to the Audit Committee.

•	Review with the independent auditor the proposed scope of services and plan for the annual audit.

•	Preapprove all audit and nonaudit (as permitted by law or regulation) services performed by the independent auditor. Ensure that the Corporation properly discloses the retention of these services. (The Committee may delegate pre-approval authority for nonaudit services to one or more members of the Committee, provided that the Committee reviews any delegated decisions at its next scheduled meeting.)

•	Review any non-audit services performed on behalf of the Corporation by the independent auditor that meet the de minimis exception under applicable law.

•	Review any material written communications between the management of the Corporation and the independent auditor.

•	Evaluate the performance of the independent auditor. Make inquiries to determine that directors, management or employees of the Corporation exerted no improper influence on the conduct of the audit.

•	Review proposed replacement of the independent auditor and terminate the engagement of any independent auditor, as the Committee deems appropriate.

•	Evaluate the independent auditor’s qualifications, performance and independence. As part of such evaluation, at least annually, obtain and review a report provided by the independent auditor describing:

(a)	its internal quality control procedures;

(b)	any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any of the firm’s audits, and steps taken to deal with any such issues; and

(c)	all relationships between the independent auditor and the company.

•	Ensure appropriate audit partner rotations and any independent auditor rotations that may be required by law.

Internal Audit

•	The Chief Auditor shall report directly to the Audit Committee and administratively to the Chief Financial Officer.

•	Approve the appointment and replacement of the Chief Auditor.

•	Review and approve the annual internal audit plan, staffing and budget.

•	Review the significant reports to management prepared by the Internal Audit Department and management’s responses.

•	Review the performance and remuneration of the Chief Auditor annually.

Compliance with Laws and Regulations

•	Review periodic reports prepared by the Corporate Compliance Officer and other materials deemed appropriate to evaluate the Corporation’s program for complying with laws and regulations.

Other

•	Establish procedures to receive, retain and treat complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss major policies with respect to risk assessment and management.

•	Perform any other activities consistent with this charter, the Corporation’s bylaws and governing laws, as the Committee or Board deems necessary.

Administrative

•	Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

•	Maintain minutes of Committee meetings and report activities to the Board on a regular basis, making recommendations, as the Committee deems appropriate.

•	Evaluate the performance of the Committee annually.

IV.	MEMBERSHIP AND COMPOSITION

•	The Committee will have a minimum of 3 members and be comprised entirely of outside Directors who are independent of management.

•	The Committee shall meet the independence and experience requirements of the NYSE, SEC and the bank regulatory authorities.

•	At least one member will qualify as a “financial expert” as defined by the SEC.

•	Committee members will serve Chittenden Corporation and its subsidiaries.

V.	MEETINGS

•	The Committee will meet at least four times a year. The Committee has the right to call additional meetings as necessary to perform their duties.

•	The Committee shall meet in executive sessions periodically with management, the independent auditor and internal audit. At a minimum, the Committee will meet in executive sessions annually.

VI.	DISCLOSURE OF CHARTER

This Charter will be made available on the Company’s web site at www.chittendencorp.com/profile/.

ANNEX B

CHITTENDEN CORPORATION

EXECUTIVE COMMITTEE CHARTER

I.	ORGANIZATION

The Executive Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of The New York Stock Exchange and any other applicable regulatory requirements.

Executive Committee members shall be elected by the Board of Directors at the annual organizational meeting of the Board. Members shall serve until their successors shall be duly elected and qualified. The Executive Committee’s Chair shall be designated by the full Board or, if it does not do so, the Executive Committee members shall elect a Chair by vote of a majority of the full Executive Committee.

The Executive Committee may form and delegate authority to subcommittees when appropriate.

II.	PURPOSE

The primary responsibilities of the Executive Committee are:

i.	identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

ii.	recommending to the Board director nominees for each annual meeting of the Company’s stockholders;

iii.	developing, periodically reviewing, and recommending to the Board corporate governance guidelines applicable to the Company;

iv.	overseeing the evaluation of the Board and management;

v.	developing and implementing Chief Executive Officer and senior management compensation policies and plans that are appropriate for the Company in light of all relevant circumstances;

vi.	reviewing strategic initiatives; and

vii.	performing various duties on behalf of the Board or in lieu of full Board meetings.

III.	STRUCTURE AND MEETINGS

The Chair of the Executive Committee will preside at each meeting and, in consultation with the other members of the Executive Committee or appropriate management, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Executive Committee will meet as often as it deems necessary or appropriate but at least twice a year, and meetings may be in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. In lieu of a meeting, the Executive Committee may act by unanimous written consent. The agenda or purpose for each meeting will be circulated to each Executive Committee member in advance of the meeting by posting on the Board of Directors Web Site, facsimile transmission, by mail, telephone, or electronic transmission. One third of the Executive Committee, but not less than two, members shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Executive Committee. The Executive Committee will keep a record of its meetings and report on them to the Board of Directors.

IV.	GOALS AND RESPONSIBILITIES

Matters Related to Nomination of Directors

The Executive Committee will:

i.	identify possible candidates for Board membership consistent with the Board’s criteria for selecting new directors;

ii.	oversee Board and C.E.O. management performance evaluations on an annual basis;

iii.	annually recommend a slate of nominees to the Board with respect to director nominations for the Board at the annual meeting of the Company’s stockholders; and

iv.	recommend nominees to fill vacancies as they occur on the Board;

Matters Related to Compensation

The Executive Committee will:

i.	review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s Chief Executive Officer;

ii.	evaluate the Chief Executive Officer’s performance in light of the goals and objectives that were set for the Chief Executive Officer and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on such evaluation;

iii.	approve, after consultation with the Chief Executive Officer, senior management compensation;

iv.	make recommendations to the Board with respect to director compensation and director and senior management incentive-based compensation plans and equity-based plans; and

v.	produce an annual report on executive compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders, in accordance with the applicable rules and regulations of the Securities and Exchange Commission and any other rules and regulations applicable to the Company.

Matters Related to Governance

The Executive Committee will:

i.	develop and recommend to the Board the corporate governance guidelines applicable to the Company, review and reassess the adequacy of such guidelines annually, and recommend to the Board any changes it deems appropriate;

ii.	review policies on the size and composition of the Board;

iii.	advise the Board on (a) committee member qualifications, (b) committee member appointments and removals, (c) committee structure and operations (including authority to delegate to subcommittees), and (d) committee reporting to the Board;

iv.	assist management in maintaining an orientation program for new directors and a continuing education program for all directors; and

v.	generally advise the Board on corporate governance matters.

The Executive Committee will annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Executive Committee shall perform any other activities consistent with this Charter, the Company’s By-Laws and governing law as the Executive Committee or the Board deems appropriate.

V.	PERFORMANCE EVALUATION

The Executive Committee shall conduct an annual evaluation of its performance and report to the Board on the results of such evaluation. The Executive Committee will assist and facilitate the annual assessment of the Board of Directors and its committees.

VI.	COMMITTEE RESOURCES

In carrying out its responsibilities, the Executive Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Executive Committee may consult. The Executive Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Executive Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms. The Executive Committee also shall have the sole authority to retain and terminate any consulting firm to assist in the evaluation of director, CEO or senior executive compensation, including sole authority to approve such search firm’s fees and other retention terms.

VII.	DISCLOSURE OF CHARTER

This Charter will be made available on the Company’s web site at www.chittendencorp.com/profile/.

ANNEX C

CHITTENDEN CORPORATION

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors of Chittenden Corporation has adopted the corporate governance guidelines set forth below to assist and guide the Board in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation, the New York Stock Exchange, and the Company’s Charter and By-Laws. The Board may review and amend these guidelines from time to time.

I.	Board Issues:

Membership

1.	Size of Board

The Board believes that the optimum size of the Board is 7-13 members.

2.	Independence Requirement

A majority of the Directors shall satisfy the independence requirements of Subsections 1 and 2 of Section 303A of the New York Stock Exchange Listed Company Manual, and any other applicable regulatory authority.

In addition, the Board’s historic practice is to not have more than one management Director although it may vary from this practice if it believes to do so is in the best interests of the Company.

A Director who is also affiliated with a company that has a business relationship with Chittenden Corporation that is not material to the Company or the Director will be deemed immaterial for the purpose of determining independence.

3.	Board Membership Criteria

The Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and who will be able to serve at least three (3) years as a Director prior to reaching the age of 65. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are or were affiliated, and be selected based upon contributions they can make. Directors should plan to make a significant time commitment to the Company.

Recognizing that the contribution of the Board will depend not only on the character and capacities of the Directors taken individually but also on their collective strengths, the Board should be composed of:

(A)	Directors who will form a central core of business and financial expertise;

(B)	Directors who have substantial experience outside the business community-in the public, academic or scientific communities, for example;

(C)	Directors who will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies;

(D)	Directors who will enhance the diversity of perspective, experience or background of the Board; and

(E)	A majority of directors who are not employees or former employees of the Company.

Selection Criteria

In considering possible candidates for election as a Director, the Executive Committee and the other Directors should be guided in general by the composition guidelines established above and in particular by the following:

(1)	each Director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

(2)	each Director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Director;

(3)	each Director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a Director;

(4)	each Director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a Director; and

(5)	each Director should have the capacity and desire to represent the balanced, best interests of the stockholders as a whole and not primarily a special interest group or constituency.

Orientation and Continuing Education

The Company will conduct an orientation program for each new Director within three months following the meeting at which the Director is elected. The orientation will be designed to familiarize the new Director with the Company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and Code of Business Conduct and Ethics. The general counsel will be responsible for periodically providing materials for continuing Directors on topics that will assist them in discharging their duties.

Retirement; Resignation

Term Limits

The Board does not favor term limits for Directors.

Retirement Policy

According to the By-Laws of the Company “no person shall be eligible for election or re-election as a Director after his/her sixty-fifth (65th) birthday” and shall retire from the Board in the April prior to his/her sixty-sixth (66th) birthday.

Directors Changing Their Present Job Responsibilities

The Board believes that an individual Director who retires from his or her employment, or whose position of employment materially changes, must volunteer to resign from the Board. It is not the intention of the Board to mandate the resignation of a Director whose responsibility has changed, but rather to provide an opportunity for the Board to review the continued appropriateness of Board membership under the changed circumstance.

Conduct

Selection of Agenda Items and Executive Sessions

The Chair and Chief Executive Officer should establish the agenda for Board meetings. All Board members have the right to suggest items for inclusion in the agenda. The non-management Directors will meet at regularly scheduled executive sessions without management participation. Unless the non- management Directors take action to the contrary, the Chair of the Executive Committee will serve as the “lead” Director and conduct any non-management executive sessions.

Distribution of Materials

The Company shall distribute, sufficiently in advance of meetings to permit meaningful review, written materials for use at Board meetings by posting on the Board of Director’s Web Site, facsimile transmission, mail, or electronic transmission.

Number of Meetings; Attendance and Preparation

The Board of Directors shall hold a minimum of five (5) meetings per year. Directors are expected to make reasonable efforts to attend all meetings in person or by phone, and to have, prior to the meetings, reviewed all written meeting materials distributed to them in advance.

Conflicts of Interest

Directors are expected to avoid any action, position or interest that conflict with an interest of the Company, or gives the appearance of a conflict. The Company annually solicits information from Directors in order to monitor potential conflicts of interest and Directors are expected to be mindful of their fiduciary obligations to the Company.

Consulting Agreements with Directors

The Board believes that the Company should not enter into paid consulting arrangements with outside Directors or their employers, without obtaining the Board’s approval.

Share Ownership by Directors

Directors are required to own at least 1000 shares of the Company’s Common Stock within two (2) years of election.

Compensation Review

The Executive Committee will annually review, and (when it deems appropriate) recommend to the full Board changes in director compensation and benefits, with equity ownership in the Company encouraged.

Assessing Board and Committee Performance

The Board shall conduct an annual self-evaluation with the assistance of the Executive Committee to determine whether it and its committees are functioning effectively. Each of the Audit Committee Charter and the Executive Committee Charter provide for self-assessment and the Board shall review the annual self-assessments of its committees.

The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures.

Annually, each director shall complete a self-evaluation form and a Board evaluation, developed by the Executive Committee, examining his or her and the Board’s effectiveness against criteria designed to meet performance in seven critical areas:

1.	Independence and integrity
2.	Knowledge and expertise
3.	Accountability and decisiveness
4.	Participation and input
5.	Preparation
6.	Availability
7.	Teamwork

CEO Assessment and Succession

The Executive Committee shall annually assess the performance of the CEO. This evaluation shall be used by the Executive Committee when it develops its compensation recommendations for the CEO. The Executive Committee shall be responsible for developing a CEO succession plan for consideration by the Board and reporting on such plan to the Board.

Access to Senior Management and Independent Advisors

Board members shall have complete access to Company management. In carrying out its responsibilities, the Board, and each committee thereof, shall be entitled to rely on the advice and information that it receives from management and such experts, advisors and professionals with whom the Board, or any such committee, may consult. The Board, and each committee thereof, shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Board, or such committee, or meet with any members of or advisors to the Board. The Board or any committee thereof shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its or their responsibilities.

Confidentiality

The Board believes maintaining confidentiality of information and deliberations is imperative.

Selection of Chair

The Board shall select the Chair of the Board and may select the Chair of the Committees. If the Board does not appoint a Committee Chair, the Committee members shall elect a Chair by a vote of a majority of the full Committee.

II.	COMMITTEE ISSUES:

Board Committees; Committee Charters

The Board currently has the following two Committees: the Audit Committee and the Executive Committee. The Audit Committee and the Executive Committee shall each consist of three or more Directors, each of whom shall satisfy the independence (and in the case of the Audit Committee, the financial literacy and experience) requirements of, the New York Stock Exchange and any other applicable regulatory requirements.

The Audit Committee and the Executive Committee shall each have appropriate written charters. These Committee charters will be made available on the Company’s web site at www.chittendencorp.com/profile/.

Assignment of Committee Members and Chairs

The Executive Committee is responsible, after consulting with the Chair, for recommending Committee members and their Chairs. Committee assignments and the designation of Committee Chairs should be based on the Director’s knowledge, interest and areas of expertise. The Board believes experience and continuity are important.

Frequency of Committee Meetings

Committees meet as frequently as is necessary. Currently, the Audit Committee has four regularly scheduled meetings each year. The Executive Committee meets as needed, but at least twice a year.

III.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEES:

Audit and Executive Committees

These Committees shall have the powers and responsibilities set forth in their respective Charters, which are available on the Company’s web site at www.chittendencorp.com/profile/.

IV.	OTHER PRINCIPLES:

Board Requirements of Management

•	Develop strategies and build stockholder wealth over the long term.

•	Recommend appropriate strategic and operating plans.

•	Maintain effective control of operations.

•	Provide strong, principled, and ethical leadership.

•	Assure sound succession planning and management development.

•	Inform the Board regularly regarding the status of key initiatives.

•	Organize Board meetings that are well planned, allow meaningful participation, and provide for timely resolution of issues.

•	Provide Board materials that contain useful information and are received sufficiently in advance of meetings.

Requirements of Directors

•	Act in the best interests of all stockholders. http://www/leg.state.vt.us/statutes

•	Critique and approve strategic and operating plans.

•	Select, motivate, evaluate, and compensate the Chief Executive Officer.

•	Develop and maintain a sound understanding of the Company’s strategies and businesses.

•	Review succession planning and management development.

•	Approve the appointment of officers upon the recommendation of the CEO.

•	Carefully study Board materials and issues.

•	Provide active, objective, and constructive participation at meetings of the Board and its committees.

•	Counsel on corporate issues.

Confidential Voting

The Board has adopted a policy whereby stockholders’ proxies are received by the Company’s independent tabulators and the vote is certified by independent inspectors of election. Proxies and ballots that identify the vote of individual stockholders will be kept confidential from the Company’s management and Directors, except as necessary or desirable to meet legal requirements, in cases where stockholders request disclosure, or in a contested election.

Disclosure of Corporate Governance Guidelines

These Corporate Governance Guidelines will be made available on the Company’s web site at www.chittendencorp.com/profile/ and a copy of these Corporate Governance Guidelines will be made available to any stockholder who requests such a copy.

CHITTENDEN CORPORATION

SKU 0667-PS-05

PROXY

CHITTENDEN CORPORATION

Two Burlington Square, Burlington, Vermont 05401

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints as Proxies, Pall D. Spera and Mark W. Richards, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Chittenden Corporation held of record by the undersigned on March 4, 2005 at the Annual Meeting of Stockholders to be held at the Wyndham Burlington, 60 Battery Street, Burlington, Vermont on April 20, 2005 at 4:00 p.m., or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

CONTINUED, AND TO BE SIGNED ON REVERSE SIDE

☒	Please mark votes as in this example.

1.	To elect four Directors for a three-year term as provided by Chittenden Corporation’s Amended and Restated Articles of Incorporation. The Board of Directors has nominated the following four individuals for election as such directors: Sally W. Crawford. Philip M. Drumheller, James C. Pizzagalli and Ernest A. Pomerleau.

For All Nominees	Withheld From All Nominees

INSTRUCTIONS: To withhold authority to vote for any nominee, write the nominee’s name in the space provided above.

2.	To approve an amendment to Chittenden Corporation’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock to 120,000,000 shares from 60,000,000 shares.

For                Against                Abstain

3.	To approve the 2005 Executive Management Incentive Compensation Plan.

For                Against                Abstain

4.	To approve the Amended and Restated Chittenden Corporation Stock Incentive Plan.

For                Against                Abstain

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature                                                           Date:

Signature                                                           Date:

CHITTENDEN CORPORATION

c/o EquiServe Trust Company

P.O. Box 8694

Edison, NJ 08818-8694

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach and return in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

CHITTENDEN CORPORATION